                                                                    Exhibit 4.11

                                                                    Digitalizado
                                                                       19 APR 04

(SATMEX LOGO)                                                 Contract No. 319-I
                                                                    Page 1 of 73


                                                             SERVICE DESCRIPTION

                                AGREEMENT BETWEEN

                             HUGHES NETWORK SYSTEMS

                                       AND

                                     SATMEX

                CONCERNING SATMEX SPACE SEGMENT CAPACITY SERVICE

This Agreement (the "Agreement") is made this 20 day of January, 2000 by and between Hughes Electronics Corporation, a corporation organized and existing under the laws of the Sate of Delaware; through its division, Hughes Network Systems and having its primary place of business at 11717 Exploration Lane, Germantown, MD 20876 (hereinafter referred to as "CUSTOMER" which term shall include its successors and permitted assigns) and Satelites Mexicanos, S.A. de C.V., a corporation organized and existing under the laws of Mexico, and having a place of business at Blvd. Manuel Avila Camacho, No. 40, piso 23, Colonia Lomas de Chapultepec, C.P. 11000, Mexico, D.F. (hereinafter referred to as "SATMEX" which term shall include its successors and permitted assigns).

                                   WITNESSETH:

WHEREAS, SATMEX has satellite capacity available on *** 36 MHz Ku1 Band transponder, in the NAFTA beam of the Satmex 5 satellite located 116.8 degrees West Longitude ("Satmex 5") for the purpose of providing such capacity of CUSTOMER;

WHEREAS, CUSTOMER desires to obtain service on *** Ku1-Band transponder in the NAFTA beam of Satmex 5; and,

(R)SATMEX is a registered trademark of SATELITES MEXICANOS, S.A. DE C.V.

***  Confidential treatment requested by Satmex

                               SATMEX PROPRIETARY

(SATMEX LOGO)                                                 Contract No. 319-I
                                                                    Page 2 of 73


WHEREAS, CUSTOMER intends to condition its obligations under this Agreement on obtaining the Regulatory Approval (as defined below) for such usage as provided in this Agreement.

WHEREAS, CUSTOMER declares that it shall comply with the applicable legislation in the countries within the region(s) where it shall utilize the Satmex 5 satellite service, and that it shall obtain the necessary authorization(s) from the corresponding regulating institutions to install, operate or exploit the transmitting and/or receiving ground station(s) prior to doing so.

WHEREAS, CUSTOMER is acquainted with the established legal framework in the Mexican and international settings to which the service provided by this Agreement is subject, and is bound to use the service rendered by SATMEX within that applicable legal framework.

WHEREAS, this Agreement shall be in effect and the satellite services provided hereunder shall be provided by SATMEX to CUSTOMER on a non common carrier basis such that the terms and conditions of the use of these services are governed solely by this Agreement and the Satellite Concession (as defined below).

NOW, THEREFORE, CUSTOMER and SATMEX, in consideration of the mutual covenants expressed herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, agree as follows:

1.   SATMEX SERVICES

     1.1 SATMEX agrees to provide CUSTOMER with the Space Segment Capacity service on the terms and conditions established herein and to perform its other obligations hereunder. CUSTOMER agrees to pat SATMEX for providing such service, the price established in Section 2 herein (Rate and Term of Service) and to perform its other obligations hereunder.

          The service provided under this Agreement shall be provided during the Term (as defined below) as an international service of signal conduction via satellite, through the Mexican Satellite System, by means of *** meeting the "Performance Parameters" (as set forth in Exhibit A), as a Non-Preemptible service, in the Ku1 Band, and in the "NAFTA" region beam, of the Satmex 5 satellite (the "Space Segment Capacity"). The Space Segment Capacity initially shall consist of *** transponder of 36 MHz (the "Basic Capacity").

***  Confidential treatment requested by Satmex.

                               SATMEX PROPRIETARY

(SATMEX LOGO)                                                 Contract No. 319-I
                                                                    Page 3 of 73


     1.2 CUSTOMER shall have the option (the "Upgrade Option") to increase the Basic Capacity by *** additional transponder of 36 MHz each, in increments of *** or *** transponder (any such additional *** transponder, the "Additional Capacity"), subject to the conditions established in Section 3 (Options or Special Terms) and *** outlined in Section 2.2. Additional Capacity may be added to the Space Segment Capacity, by exercise of the Upgrade Option as provided in Section 3, in accordance with the following schedule:

          For a *** month term ***: more transponders, starting on *** For a *** month term ***: more transponders, starting on *** For a *** month term ***: more transponders, starting on *** For a *** month term ***: more transponders, starting on ***

2.   RATE AND TERM OF SERVICE

2.1 CUSTOMER shall pay SATMEX a monthly rate for the Space Segment Capacity service, in accordance with Paragraph 2 of the General Terms and Conditions which are attached to and incorporated into this Agreement by reference for all purposes, and the following table:

    QUANTITY
  (TOTAL # OF
TRANSPONDERS IN     MONTHLY RATE
 SPACE SEGMENT     PER TRANSPONDER
   CAPACITY)       (U.S. DOLLARS)
---------------   ----------------
      ***               ***

***  Confidential treatment requested by Satmex.

                               SATMEX PROPRIETARY

(SATMEX LOGO)                                                 Contract No. 319-I
                                                                    Page 4 of 73


2.2 Additionally, CUSTOMER shall pay to SATMEX *** additional transponders for possible addition to the Space Segment Capacity through the exercise of the Upgrade Option as follows ***

                                                      MONTHLY RATE
                                                           PER
 ADDITIONAL                 ADDITIONAL TRANSPONDER    TRANSPONDER
TRANSPONDERS   *** PERIOD     SERVICE START DATE     (U.S. DOLLARS)
------------   ----------   ----------------------   --------------
    ***            ***                ***                  ***

Notwithstanding the foregoing provision of this Section 2.2, no *** If service on any additional transponder starts Additional Transponder Service Start Date, SATMEX shall give CUSTOMER ***

CUSTOMER shall have the option, exercisable on one or more occasions, ***. In that event, CUSTOMER shall continue paying for the following *** for such relinquished transponder(s) in accordance with this Section 2.2 herein. Notwithstanding the exercise of any such option to cease ***, during the Term and subject to Availability, Customer shall retain the right to elect to use such transponders as part of the Space Segment Capacity in accordance with this Agreement.

                                       ***

***  Confidential treatment requested by Satmex.

                               SATMEX PROPRIETARY

(SATMEX LOGO)                                                 Contract No. 319-I
                                                                    Page 5 of 73


If prior to the commencement of service on any additional transponders constituting the Additional Capacity, one or more Ku1 Band transponders in the NAFTA beam of Satmex 5 fails, and SATMEX no longer will able to provide service on all of such additional transponders to CUSTOMER in accordance with *** set forth in Section 1.2, then (A) *** shall be due with respect to such failed transponder from the date of such Failure until the earlier to occur of (i) such transponder is restored to the Performance Parameters, or (ii) SATMEX is able to meet such service dates with respect to such failed transponder by substituting another KU1 Band transponder in the NAFTA beam of Satmex 5 meeting the Performance Parameters, and (B) SATMEX shall refund to CUSTOMER the *** paid in advance for such failed transponder the period after such Failure.

If the *** has not been *** by the *** by April 30, 2000, as set forth in Section of this Service Description, and as a consequence CUSTOMER decides to terminate this Agreement, SATMEX shall ***

Notwithstanding anything to the contrary in this Agreement, if CUSTOMER has *** as to any additional transponder, and this Agreement is terminated wholly or partially or an Upgrade Option expires, and any such termination is not due a material breach by CUSTOMER, ***

CUSTOMER shall pay SATMEX the amount established in this Section 2.2 for *** within thirty (30) days after written notification of ***

3.   OPTIONS OR SPECIAL TERMS

3.1 CUSTOMER may exercise any Upgrade Option for *** transponder by proving written notice to SATMEX at least sixty (60) days prior to the starting date for service on such transponders specified in Section 1.2.

CUSTOMER may start service on the Additional Capacity prior to the starting dates specified in Section 1.2 herein, subject to Availability. "Availability" means in respect of any transponder, that such transponder is not subject to a binding agreement between SATMEX and a third party for its lease, sales or use and its use by CUSTOMER hereunder is not otherwise restricted by any Mexican law, rule or regulation applicable to SATMEX.

     Each Upgrade Option for *** transponder is separately and independently exercisable in respect of each Upgrade Option and each transponder.

***  Confidential treatment requested by Satmex.

                               SATMEX PROPRIETARY

(SATMEX LOGO)                                                 Contract No. 319-I
                                                                    Page 6 of 73


If an upgrade Option is not exercised by CUSTOMER at least sixty (60) days before the relevant starting date specified in section 1.2, CUSTOMER's right to *** such Upgrade Option will be subject to Availability ***

3.2 SPECIAL CONDITIONS

If CUSTOMER has not started service on ***, all remaining Upgrade Options shall expire and no from and after such date.

If CUSTOMER has not started service on ***, all remaining Upgrade Options shall expire and *** from and after such date.

3.3 CUSTOMER will have the option to extend the Team for an *** To exercise this option, CUSTOMER must provide a written notice to SATMEX at least *** prior to the end of the original Term, and on or before ***.

4.   TRANSPONDER LOADING

The Space Segment Capacity service includes transponder management for the uplink of carriers within power and bandwidth constraints of each transponder. Any changes to CUSTOMER's initial loading plan ("Initial Loading Plan") as set forth in Exhibit "C" shall be subject to any applicable intersatellite coordination and the provisions of Paragraph 8 ("USE OF THE TRANSPONDERS") of the General Terms and Conditions. Subject to SATMEX having achieved intersatellite coordination with affected Administrations that permits such use, which SATMEX will use its commercially reasonable efforts to achieve, CUSTOMER may use the Space Segment Capacity with the transmitting remote terminals described on Exhibit C, Sections 4 and 5. SATMEX acknowledges that such two-way service would involve a network of widely deployed consumer transmit antennas, and agrees to work in good faith with CUSTOMER to make appropriate modifications to Exhibit D to accommodate such plans of CUSTOMER.

***  Confidential treatment requested by Satmex.

                               SATMEX PROPRIETARY

(SATMEX LOGO)                                                 Contract No. 319-I
                                                                    Page 7 of 73


5.   TERM

The "Term" of this Agreement is ***, from January 20, 2000 through January 19, 2005, subject to extension pursuant to Section 3.3 above.

6.   ***

Customer and SATMEX agree, that with LORAL SKYNET's assistance each will work in good faith to explore ***. If both parties reach an agreement on a *** before March 15, 2000, the *** shall be modified in accordance with such agreement. If the Parties do not reach an agreement on a *** before March 15, 2000, the *** will remain as set forth in ***.

7.   NOTICES

All notices, demands, requests, or other communications which may be or are required to be given, served, or sent by one party to the other party pursuant to this Agreement (except as otherwise specifically provided in this Agreement) shall be in writing and shall be delivered by confirmed facsimile, confirmed overnight mail, by hand or mailed by first-class, registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

     (i) If to CUSTOMER:   Hughes Network Systems
                           11717 Exploration Lane
                           Germantown, MD 20876
                           Phone: 301-212-7818
                           Fax: 301-548-1925
                           Attn: David Zatloukal

     Copy to:              Hughes Network Systems
                           11717 Exploration Lane
                           Germantown, MD 20876
                           Phone: 301-212-7818
                           Fax: 301-548-1925
                           Attn: Phil O'Brien

***  Confidential treatment requested by Satmex

                               SATMEX PROPRIETARY

(SATMEX LOGO)                                                 Contract No. 319-I
                                                                    Page 8 of 73


     (ii) Billing Contact: Hughes Network Systems
                           11717 Exploration Lane
                           Germantown, MD 20876
                           Phone: 301-428-5500
                           Fax: 301-428-1868
                           Attn: Accounts Payable

     Copy to:              Hughes Network Systems
                           11717 Exploration Lane
                           Germantown, MD 20876
                           Phone: 301-212-7818
                           Fax: 301-548-1925
                           Attn: Phil O'Brien.

     (ii) If to SATMEX:    Satelites  Mexicanos, S.A. de C.V
                           Blvd. M. Avila Camacho
                           No. 40, piso 23
                           Colonia Lomas de Chapultepec
                           C.P. 11000
                           ATTN: Juan Manuel Pinedo
                           Executive Director - Sales and Marketing
                           Phone: (525) 201-0801

     Copy to:              Satelites Mexicanos, S.A. de C.V
                           Blvd. M. Avila Camacho
                           No. 40, piso 23
                           Colonia Lomas de Chapultepec
                           ATTN: Carmen Ochoa A.
                           General Counsel
                           Phone: (525) 201-0858
                           Fax: (525) 201-0868

Either party may designate by notice in writing a new address or addressee, to which any notice, demand, request, or communication may thereafter be so given, served or sent. Each notice, demand, request, or communication which shall be delivered, shall be deemed sufficiently given, served, sent or received for all purposes at such time as it is delivered to the addressee named above as to each party, with the signed messenger receipt, return receipt, or the delivery receipt being deemed presumptive evidence of such delivery.

                               SATMEX PROPRIETARY

(SATMEX LOGO)                                                 Contract No. 319-I
                                                                    Page 9 of 73


8.   RELIABILITY:

The Space Segment Capacity shall be available twenty-four (24) hours per day, every day during the Term, except for interruptions expressly permitted under this Agreement. *** An "Annual Period" means a period of twelve (12) consecutive months commencing on, as the case may be, either (i) the date hereof or (ii) any anniversary of the date hereof.

9.   ***

                                       ***

Notwithstanding anything to the contrary in this Agreement, if the *** has not been obtained on or before April 30, 2000, then CUSTOMER may, at its option, terminate this Agreement by giving written notice to SATMEX within sixty (60) days after April 30, 2000, without incurring any obligation to ***. If CUSTOMER elects to so terminate this Agreement, neither party shall thereafter have any rights or obligations hereunder except for those obligations incurred prior to the date of such termination.

10.  ENTIRE AGREEMENT

This Agreement along with the General Terms and Conditions and Exhibits A, B, C and D, all of which are incorporated herein by reference, constitutes the entire agreement between CUSTOMER and SATMEX relative to the Space Segment Capacity service, and this Agreement can be altered, amended or revoked only by an instrument in writing signed by both CUSTOMER and SATMEX. CUSTOMER and SATMEX agree hereby that any prior or contemporaneous oral and written agreements between and among themselves and their agents and representatives relative to the subject of this Agreement are superseded and replaced by this Agreement. Any provision of this Agreement found to be unenforceable or invalid by a court of competent jurisdiction shall in no way affect the validity or enforceability of any other provision except that if such invalid or unenforceable provision provided a material benefit to a party hereto, such party shall have the right to terminate the Agreement without liability to the other party, except for payment allowance or service obligations incurred prior to such termination.

***  Confidential treatment requested by Satmex.

                               SATMEX PROPRIETARY

(SATMEX LOGO)                                                 Contract No. 319-I
                                                                   Page 10 of 73


11.  REPRESENTATIONS AND WARRANTIES OF THE PARTIES.

Each of the CUSTOMER and SATMEX represents and warrants to the other that:

     a) Authority, No Breach. It has the right, power and authority to enter into, and perform its obligations under, this Agreement. The execution, delivery and performance of this Agreement will not result in the breach or non-performance of any agreement it has with third parties or to which any of its assets is subject.

     b) Corporate Action. It has taken all requisite corporate action to approve the execution, delivery and performance of this Agreement, and this Agreement constitutes a legal, valid and binding obligation upon itself in accordance with its terms.

     c) Litigation. To the best of its knowledge, there is no outstanding or threatened judgement, threatened or pending litigation or proceeding, involving or affecting the transactions provided for in, or contemplated by, this Agreement.

     d) No Broker. There is no broker, finder or intermediary involved on its behalf in connection with the negotiations and discussions incident to the execution of this Agreement, nor any broker, finder or intermediary who might be entitled to a fee or commission upon the consummation of the transactions contemplated by this Agreement.

     (e) ***. The Parties shall use commercially reasonable efforts, and cooperate in good faith, to obtain the ***. CUSTOMER shall furnish to SATMEX all necessary technical data as is reasonably requested in connection with ***

12.  ADDITIONAL REPRESENTATIONS, WARRANTIES AND COVENANTS OF SATMEX.

SATMEX further represents and warrants to, and covenants with, CUSTOMER that:

     (a) Authority of SATMEX. SATMEX holds the legal right and authority from the applicable Mexican regulators, pursuant to the provision of the Mexican Federal Telecommunication Law ("Ley Federal de Telecommunicaciones") and of the Mexican Regulations of Communication Via Satellite ("Reglamento de Comunicacion Via Satelite"), to occupy the 116.8 degrees West Longitude Geostationary orbit position with Satmex 5, to exclusively exploit the "C" and "Ku" frequency bands, to transmit and receive signals in such frequency bands, and to provide the Space Segment Capacity to CUSTOMER in accordance with the terms of this Agreement (the "Satellite Concession"). SATMEX shall use its reasonable efforts to

***  Confidential treatment requested by Satmex.

                               SATMEX PROPRIETARY

(SATMEX LOGO)                                                 Contract No. 319-I
                                                                   Page 11 of 73


maintain throughout the Term, the Satellite Concession and all other applicable governmental licenses, permits and other approval, and shall comply with all applicable government regulations regarding the operation of Satmex 5, the Space Segment Capacity and this Agreement.

     (b) Right to Receive the Service. SATMEX will provide the Space Segment Capacity to CUSTOMER in accordance with the terms and conditions established in this Agreement free from any and all liens, charges, claims or encumbrances of any third party.

     (c) Interference. SATMEX has no knowledge as of the date of this Agreement of any third party or of any device or transmission of any kind, that can reasonably be expected to cause or result in Interference with the use of any of the Space Segment Capacity or cause physical harm to any of the Space Segment Capacity. "Interference" means any unwanted energy that is received along with the transmitted signal that disrupts, causes degradation or otherwise decreases the quality of CUSTOMER's signal. SATMEX will use its reasonable efforts to minimize adjacent channel and adjacent satellite interference. SATMEX has not and will not contract to provide service to any third party that (i) while operating under the terms of a contract with SATMEX, can reasonably be expected to cause or result in interference with the use of any of the Space Segment Capacity or cause physical harm to any of the Space Segment Capacity, or (ii) would otherwise prevent SATMEX from fulfilling its obligations hereunder.

     (d) Coordination. Satmex 5 has been coordinated with the applicable governing bodies of the United States, Canada and all other relevant jurisdictions and administrations for the provision of the Space Segment Capacity in accordance with this Agreement, except to the extent that the Regulatory Approval is necessary to accommodate CUSTOMER's particular intended use of the Space Segment Capacity.

     (e) Further Assurances. SATMEX will use commercially reasonable efforts to assist CUSTOMER in CUSTOMER's efforts to obtain any and all appropriate governmental licenses, consents, concessions, permits and other approvals related to the CUSTOMER's use of the Space Segment Capacity.

     (f) Performance of Space Segment Capacity. As of the date hereof, the *** Ku1 Band transponder in the NAFTA beam of Satmex 5 that constitute the Space Segment Capacity meet the Performance Parameters.

13.  FORCE MAJEURE.

No failure delay in the performance of a party hereunder shall be a breach of this Agreement if such failure or delay results from a Force Majeure Event. "Force Majeure Event" means any cause or aggregation of causes that, even after a party's reasonable efforts to overcome such cause or causes, renders such party wholly or partially unable to perform its obligations under

***  Confidential treatment requested by Satmex.

                               SATMEX PROPRIETARY

(SATMEX LOGO)                                                 Contract No. 319-I
                                                                   Page 12 of 73


this Agreement due to acts of God, war, riots, civil insurrections, labor disputes, governmental orders, adverse weather conditions, fires, explosions, earthquakes, epidemics, or plagues, or any other events or circumstances beyond the reasonable control of such party. No force Majeure Event affecting SATMEX, shall relieve SATMEX of its obligation to provide credit allowances, or to make refunds to CUSTOMER of service payments ***, as otherwise provided hereunder; or no Force Majeure Event affecting CUSTOMER shall relieve CUSTOMER of its payment or other obligations due under this Agreement.

14.  CONFLICT.

In the event of any conflict between the terms of this Service Description and the attached General Terms and Conditions or Exhibits A, B, C, and D, the terms of this Service Description shall prevail.

15.  INJUNCTIVE RELIEF.

Nothing in this Agreement shall be construed as limiting in any way the right of a party to seek from a court of competent jurisdiction injunctive relief with respect to any actual or threatened breach of this Agreement.

16.  SURVIVAL.

Each of the warranties, representations and covenants of the parties contained or made pursuant to this Agreement shall survive the execution and delivery of this Agreement.

IN WITNESS WHEREOF, the parties hereto have entered into this Agreement as of January 20, 2000, and agree to the terms and conditions set forth herein.

CUSTOMER                                SATMEX


By: /s/ David Zatloukal                 By: /s/ Lauro Gonzalez Moreno
    ---------------------------------       ------------------------------------
Title: AVP - HNS                        Title: Chief Executive Officer
Date: 1/20/00                           Date: 2/01/00

***  Confidential treatment requested by Satmex.

                               SATMEX PROPRIETARY

(SATMEX LOGO)                                                 Contract No. 319-I
                                                                   Page 13 of 73


                          GENERAL TERMS AND CONDITIONS
                                     OF THE
                                AGREEMENT BETWEEN
                                    CUSTOMER
                                       AND
                                     SATMEX
                    CONCERNING SATMEX SPACE SEGMENT CAPACITY

1.   WARRANTY EXCLUSIONS

     SATMEX WARRANTS TO CUSTOMER THAT SATMEX WILL PERFORM THE SPACE SEGMENT CAPACITY SERVICES DESCRIBED HEREIN IN ACCORDANCE WITH GENERALLY ACCEPTED INDUSTRY STANDARDS. SUBJECT TO THE ABOVE, SATMEX, ITS PARENT, THEIR SUBSIDIARIES AND THEIR AFFILIATES, SUBCONTRACTORS AND SUPPLIERS MAKE NO WARRANTY, EXPRESS OR IMPLIED, REGARDING THE PERFORMANCE OF THE SERVICE (AS DEFINED BELOW), AND SPECIFICALLY DISCLAIM ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

2.   PAYMENT OF CHARGES

     A monthly charge applies each month or fraction thereof that Space Segment Capacity service is furnished hereunder ("Service"). Monthly charges start on the first day the Service begins pursuant to Section 1, ("SATMEX SERVICES") of the main agreement between SATMEX and CUSTOMER (the "Service Description") to which these General Terms and Conditions are attached, together with the Exhibits attached thereto (collectively, this "Agreement"). Charges accrue through and include the day that the Service is discontinued. If the billing date and the date that the Service is started, changed, or discontinued do not coincide, the charges will be adjusted to reflect the fractional part of the month involved. Monthly charges will be billed 30 days in advance. For billing purposes each month is considered to have thirty (30) days. Payment is due on or before the first day of each month for Services to be provided that month, as specified on the bill. Service may be discontinued for nonpayment of a bill ten
(10) days after notice of such nonpayment is sent.

All refunds to CUSTOMER provided for in this Agreement, shall be made by SATMEX within thirty (30) days of the event giving rise to such refund.

3.   INTEREST ON LATE PAYMENTS

     Any late payments by either party of amounts due and payable hereunder (including but not limited to, specified payments, damages, and indemnification) to the other party shall be with interest at the rate of *** per annum, or the highest legally permissible rate of interest, whichever is higher, and all interest or discounting shall be compounded on a monthly basis. Such late payments, including interest, shall be payable with the amount due and calculated from the date payment was due until the date it is received by the correspondent party.

4.   TAXES

     The parties agree that each party shall pay the taxes and tariffs applicable to such Party in connection with this Agreement, according to the legal ordinances in force in their respective countries.

5.   TYPE OF SERVICE

NON-PREEMPTIBLE SERVICE

     Except as provided in Paragraph 7 ("RESTORATION OF A FAILED TRANSPONDER") herein, "Non-Preemptible" transponders are not protected in the event of failure and are not subject to preemption to restore any other customer's protected service.

6.   TRANSPONDER INTERRUPTION OF FAILURE

(R)SATMEX is a registered trademark of SATELITES MEXICANOS

***  Confidential treatment requested by Satmex.

                               SATMEX PROPRIETARY

(SATMEX LOGO)                                                 Contract No. 319-I
                                                                   Page 14 of 73


     For the purposes of this Agreement; (i) an interruption ("Interruption" shall be defined as any period during which a transponder fails to meet the Performance Parameters set forth in Exhibit A) and (ii) a failure ("Failure") shall be defined as any of the following:

     a) the inability, for any period of three (3) consecutive hours, to pass signals through a transponder when it is illuminated with any authorized transmitted carrier,

     b) an Interruption for any period of twenty four (24) consecutive hours, or

     c) ten (10) or more Interruptions of at least one (1) minute or longer per occurrence within any period of thirty (30) consecutive days.

For purpose of this Agreement, measurement of periods of Interruption or Failure shall commence upon the earlier of CUSTOMER's written notification to SATMEX's Iztapalapa Earth Station or SATMEX's knowledge of the Interruption or Failure, and CUSTOMER shall vacate its signal from the affected transponder to permit SATMEX's verification of the existence of the Interruption or Failure. An Interruption or Failure period ends when the affected transponder is operative and meets the Performance Parameters. If CUSTOMER reports a transponder to be interrupted or failed but declines to release it for testing and repair, it is considered to be impaired, but not Interrupted or Failed.

7.   RESTORATION OF A FAILED TRANSPONDER

NON-PROTECTED TRANSPONDER

     In the event any non-protected transponder provided hereunder experiences a Failure, or an event occurs that makes a Failure certain to arise after the passage of time (as determined by SATMEX), CUSTOMER shall, as soon as possible, notify SATMEX, confirmation in writing to follow, and SATMEX immediately will endeavor to, subject to Availability, using commercially reasonable efforts, and giving CUSTOMER priority other all over users that do not have Protected Capacity and that contracted for service after the date of this Agreement, take the following actions in the order of priority listed: (i) restore the service on the affected transponder by using spare equipment on Satmex 5; or (ii) restore the Service on an Available transponder of the same frequency band and in the same coverage beam as that of the failed transponder on Satmex 5 (provided that transponder meets the Performance Parameters, it will thereafter become the non-protected transponder, through which the Service will be provided); or (iii) restore the Service by taking reasonable measures such as those described under the heading "Other Capacity" below. "Protected Capacity" means the space segment capacity that has total back-up in the same satellite or in another SATMEX satellite, except when Failure or Interruption is due to user's action or omission that is not a SATMEX guideline.

SATMEX will not, voluntarily allow any Interruption or Failure to occur, unless such Interruption is necessary to maintain the health of the satellite, or is otherwise required by governmental authorities, as reasonably determine by SATMEX. SATMEX shall make reasonable efforts to provide advance notice and coordinate with CUSTOMER any Interruption due to maintaining the health of the satellite, and SATMEX shall use commercially reasonably efforts to ensure that any Interruption due to maintaining the health of the satellite causes the least possible interference inconvenience or damage to CUSTOMER.

OTHER CAPACITY

If any portion of the Space Segment Capacity fails to meet the Performance Parameters due to a Failure of Satmex 5, including without limitation, any such Failure resulting from a Force Majeure Event, the SATMEX shall use commercially reasonable efforts to find alternate satellite capacity suitable for CUSTOMER, including the provision of intersatellite protection, if available, at rates to be agreed upon by both parties. In such event, CUSTOMER may, in its sole discretion accept or reject such alternative satellite capacity within twenty-four (24) hours of SATMEX having offered such alternate satellite capacity to CUSTOMER, and SATMEX shall have no liability whatsoever.

If Customer declines such alternate satellite capacity, it shall have the option to terminate this Agreement pursuant to Paragraph 18.2 hereof.

8.   USE OF THE TRANSPONDERS

     The Service includes transponder management for the uplink of carriers as set forth in Section 4 ("TRANSPONDER LOADING") of the Service Description, to each of the transponders provided hereunder.

For purposes of this Agreement the carriers will be classified and defined as follows:

     (1) Digital Carriers: A "Digital Carrier" is a radio signal whose carrier phase and or amplitude takes on discrete values during a modulation symbol in

                               SATMEX PROPRIETARY

(SATMEX LOGO)                                                 Contract No. 319-I
                                                                   Page 15 of 73


          response to balanced amplitude modulation by a raised cosine (or other industry standard) filtered impulse train representing digital information for any purpose including but not limited to video, voice, or data. Digital Carrier types include Binary Phase Shift Keying Quadrature Phase Shift Keying, 8 state Phase Shift Keying, 16 state Quadrature Amplitude Modulation and other industry standard data carrier types.

     If CUSTOMER desires to transmit to any transponder provided under the Service Description in any manner different ("Different Loading Plan") than as specified in such transponder's initial loading plan, then the following shall apply.

     (i) If the Different Loading Plan involves Digital Carriers, then CUSTOMER may implement such Different Loading Plan at any time, provided that CUSTOMER shall provide the Different Loading Plan to SATMEX, no later than fourteen (14) days after the start date of such Different Loading Plan, identifying its characteristics. In the event that SATMEX is required to perform any maintenance or troubleshooting activity involving the affected transponder, CUSTOMER must furnish the Different Loading Plan on demand, and

     (ii) Notwithstanding anything in the Service Description to the contrary, CUSTOMER may request SATMEX's authorization for more than one Different Loading Plan for any transponder provided hereunder, for any period of time, during the term of the Agreement, and SATMEX may grant or deny such request in its reasonable discretion.

9.   LIMITATION OF LIABILITY

9.1  SATMEX SHALL ONLY BE LIABLE FOR ***

9.2 SATMEX'S LIABILITY TO CUSTOMER FOR CREDITS, REIMBURSEMENTS OR OTHER PAYMENTS OF ANY NATURE WHATSOEVER, ***

9.3 EXCEPT FOR CASES INVOLVING SATMEX'S WILLFUL MISCONDUCT OR GROSS NEGLIGENCE, SATMEX SHALL NOT INCUR ANY LIABILITY WHATSOEVER FOR DAMAGES SUFFERED BY CUSTOMER OR THIRD PARTIES, DUE TO ANY FAILURE OR INTERRUPTION OF SERVICE OR OTHERWISE IN CONNECTION WITH THIS AGREEMENT, REGARDLESS OF WHETHER THE SAME ARE DERIVED FROM FORCE MAJEURE EVENTS, DELAY IN DELIVERY, DEFICIENT FUNCTIONING, FAILURES THAT MIGHT APPEAR IN THE SPACE SEGMENT CAPACITY, OR SERVICE INTERRUPTIONS IN THE PART CORRESPONDING TO THE SPACE SEGMENT CAPACITY OR EQUIPMENT OWNED BY SATMEX OR CUSTOMER, OR ANY OTHER REASON.

9.4 WITHOUT LIMITING THE GENERALITY OR PARAGRAPH 9.3, SATMEX IS NOT LIABLE FOR DAMAGES ASSOCIATED WITH NOR SHALL IT HAVE ANY OBLIGATION WITH RESPECT TO SERVICE CHANNELS, OR EQUIPMENT, WHICH SATMEX DOES NOT FURNISH.

9.5 SATMEX, ITS PARENT, THEIR SUBSIDIARIES AND AFFILIATES, AND THE DIRECTORS, EMPLOYEES, AGENTS AND SUBCONTRACTORS OF ALL OF THEM, SHALL BE INDEMNIFIED, DEFENDED, AND HELD HARMLESS BY CUSTOMER AGAINST ALL CLAIMS, LOSSES, OR DAMAGES RESULTING FROM THE USE OF SERVICES FURNISHED PURSUANT TO THIS AGREEMENT INVOLVING:

     9.5.1. CLAIMS FOR LIBEL, SLANDER, INVASION OF PRIVACY, INFRINGEMENT OF COPYRIGHT, OR ANY CLAIM BASED ON THE CONTENT OF ANY TRANSMISSION ARISING FROM ANY COMMUNICATION USING THE SPACE SEGMENT CAPACITY DURING THE TERM;

     9.5.2. CLAIMS FOR PATENT INFRINGEMENT ARISING FROM COMBINING OR USING THE SERVICE FURNISHED HEREUNDER BY SATMEX IN CONNECTION WITH FACILITIES OR EQUIPMENT FURNISHED BY OTHERS; OR

                               SATMEX PROPRIETARY

*** Confidential treatment requested by Satmex.

(SATMEX LOGO)                                                 Contract No. 319-I
                                                                   Page 16 of 73


     ***

9.6 NO LICENSE UNDER PATENTS (OTHER THAN THE LIMITED LICENSE TO USE) IS GRANTED BY SATMEX OR SHALL BE IMPLIED OR ARISE BY ESTOPPEL, WITH RESPECT TO ANY SERVICE OFFERED UNDER THIS AGREEMENT.

9.7 NOTWITHSTANDING ANYTHING TO THE CONTRARY, NEITHER PARTY SHALL BE LIABLE FOR INCIDENTAL, INDIRECT, SPECIAL OR CONSEQUENTIAL DAMAGES, OR FOR LOST PROFITS, SAVINGS OR REVENUES OF ANY KIND, REGARDLESS OF WHETHER IS ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, THIS EXCLUDES CUSTOMER's OBLIGATION FOR EARLY TERMINATION PAYMENT.

9.8 CUSTOMER, its parent, their subsidiaries and affiliates, and the directors, and employees, agents and subcontractors of all of them, shall be indemnified, defended, and held harmless by SATMEX against all claims, losses or damages resulting form the use of the Space Segment Capacity furnished pursuant to this Agreement involving claims for infringement of copyright, patent or any other intellectual property rights, caused by any satellite communications equipment, software or other protected material used by SATMEX in providing service to CUSTOMER under this Agreement.

10.  CREDIT ALLOWANCES

     *** For calculation of such credit allowance each month is considered to have thirty (30) days. Such credit allowance will be given for ***:

     ***

11.  CONTENT OF TRANSMISSIONS

          CUSTOMER is solely responsible for the content of transmissions using the transponder and related service.

12.  SCRAMBLING

          Prior to commencing use of the Service provided under this Agreement, CUSTOMER, at its expense, shall provide SATMEX with end user equipment that reasonably may be required for signal monitoring.

13.  REFUSAL OF SERVICE

SATMEX may terminate, prevent or restrict any communications using the Service provided hereunder as a means of transmission if such actions (1) are undertaken at the direction of a governmental agency with jurisdiction (including the U.S. Federal Communications Commission and Mexican Telecommunication Federal Commission "COFETEL") or (2) are taken subsequent to the institution against SATMEX, CUSTOMER or any permitted assignees, any legal entity affiliated with any of them, or any of the directors, officers, agents or employees of the parties, permitted assignees or their affiliates, of criminal, or administrative proceedings or investigations based upon the content of such communications, other than civil proceedings, SATMEX will not terminate, prevent or restrict CUSTOMER's transmissions pursuant to such clause if, immediately upon notification by SATMEX of the institution of

                               SATMEX PROPRIETARY

*** Confidential treatment requested by Satmex.

(SATMEX LOGO)                                                 Contract No. 319-I
                                                                   Page 17 of 73


such proceedings, CUSTOMER is able to satisfy SATMEX subject to SATMEX's reasonable discretion that within forty-eight (48) hours the aforementioned proceedings will be resolved to SATMEX's reasonable satisfaction or the relevant transmissions will terminate in the relevant jurisdiction and that they will not reoccur in the relevant jurisdiction. Nothing in this Paragraph shall affect any other term or condition hereof including without limitation any obligation under Paragraph 9 ("LIMITATION OF LIABILITY") or any obligation to pay the rates applicable to this Agreement.

14.  ASSIGNMENT/RESALE

     14.1 ASSIGNMENT

     14.1.1 CUSTOMER's ASSIGNMENT:

CUSTOMER shall have the express right to assign this Agreement without SATMEX's consent in connection with the merger of CUSTOMER or the sale of substantially all of Hughes Network Systems' VSAT and/or DIRECPC business, provided that, (1) CUSTOMER shall give SATMEX thirty (30) day's prior written notification, and (2) any third parties which survive such merger or sale shall comply with the requirements stated in next paragraph. CUSTOMER acknowledges and agrees that notwithstanding anything to the contrary contained in this Agreement, CUSTOMER shall not transfer, nor assign any of its rights or obligations under this Agreement to any third parties. *** without SATMEX's prior written consent, which shall not be unreasonably withheld or delayed.

Any such third parties must comply with all of SATMEX's legal, technical, economic and other conditions and requirements under this Agreement.

     14.1.2 SATMEX's ASSIGNMENT:

SATMEX shall have the express right to assign this Agreement including its rights, duties and obligations hereunder, to its parent corporation or any present or future affiliate or subsidiary of SATMEX, or in connection with the merger or acquisition of its satellite business; provided, that in any such case, such assignee also is capable of and has the right to operate Satmex 5 and the Space Segment Capacity, and complies with the Satellite Concession to provide the service, and possesses all other rights and assets needed to perform this Agreement.

     14.2 RESALE

     In the event CUSTOMER desires to resell all or part of the capacity (part of capacity can be resold only as part of complete transponders), CUSTOMER must first give written notice to SATMEX.

     CUSTOMER may only resell the entire Space Segment Capacity or complete transponders constituting the Space Segment Capacity to any third party, if (i) such resale contains a material value added component and is therefore, not a pure resale of any portion of the capacity (for example, as part of the provision of a VSAT network or as part of the provision of a service similar to DIRECPC); and (ii) if such third parties agree in writing to comply with all the legal, technical and financial conditions of this Agreement, including the parameters and recommendations established in Paragraph 15 (NON-INTERFERENCE), herein. With the prior written consent of SATMEX, CUSTOMER may resell the entire Space Segment Capacity or complete transponders constituting the Space Segment Capacity without regard to the foregoing restrictions, such consent not to be unreasonably withheld or delayed, provided that SATMEX does not have Ku1 Band capacity Available at the time of such resale in the NAFTA beam of Satmex 5.

15.  NON-INTERFERENCE

CUSTOMER's radio transmissions (and those of its uplinking agents) to the satellite shall comply, in all material respects, with all FCC, and all other governmental (whether international, federal, state, municipal, or otherwise) statues, laws, rules, regulations, ordinances, codes, directives and orders, of any such governmental agency, body, or court (collectively "Laws") applicable to it regarding the operation of the satellite transponder, and any backup transponders to which CUSTOMER is given access pursuant to this Agreement and shall not interfere with the use of any transponder or cause physical harm to the Space Segment Capacity to which CUSTOMER is given access pursuant to this Agreement, any other transponders, or to the satellite on which the Transponder is located. Further, CUSTOMER will coordinate with (and will require its uplinking agents to coordinate with) SATMEX, in accordance with procedures reasonably established by SATMEX and uniformly applied to all users of transponders on the satellite, its transmissions to the satellite, so as to minimize adjacent channel and adjacent satellite interference. For purposes of this Paragraph 16, interference shall also mean acts or omissions, which cause a transponder to fail to meet its transponder performance parameters. Nothing in the foregoing shall prevent CUSTOMER from using the Space Segment Capacity in accordance with Exhibits hereto.

***  Confidential treatment requested by Satmex.

                               SATMEX PROPRIETARY

(SATMEX LOGO)                                                 Contract No. 319-I
                                                                   Page 18 of 73


Notwithstanding the aforementioned, the ground station(s) through which the service is provided shall satisfy the technical specifications and features set forth in the Exhibits hereto and shall fulfill among others, recommendation ITU-R. S.580-5 and operate with agile and fractionary step frequency synthesizers. The above are described in the technical Exhibits hereto.

16.  IMPROPER ILLUMINATION.

SATMEX transmission parameters are as set forth in Exhibit B ("Ku1-Band TRANSMISSION PARAMETERS"). In the event improper illumination of any transponder provided under the Service Description is detected by SATMEX, CUSTOMER shall be notified and CUSTOMER shall take immediate corrective action to stop the improper illumination within five (5) minutes of notification from SATMEX. Improper Illumination shall include transmissions which are other than as described in Exhibit B ("TRANSMISSION PARAMETERS") and C ("PARAMETER SPECIFICATIONS FOR MASTER GROUND STATIONS AND REMOTE EARTH STATIONS"), transmissions at an incorrect frequency, transmissions at excessive power levels or any illumination which can cause harm or interference to any transponder or to any satellite. Nothing in the foregoing shall prevent CUSTOMER from using the Space Segment Capacity in accordance with Exhibits hereto. Charge of *** dollars per minute, to a maximum equal to twelve months billing per applicable transponder per incidence, may apply for improper illumination that continues beyond a thirty (30) minute period after notification, or attempted notification if there is no answer at the telephone number provided by CUSTOMER. SATMEX will exercise reasonable good faith in determining whether to apply the charge described herein, which determination will take into consideration whether CUSTOMER used its reasonable best efforts to resolve the problem as quickly as possible. Furthermore, if immediate corrective action is not taken by CUSTOMER, SATMEX shall have the right to take immediate action to protect its services or its interests, including but not limited to suspending CUSTOMER's service on the affected transponder, until CUSTOMER resolve such problem.

17.  GENERAL OBLIGATIONS

     In the event CUSTOMER breaches any of its obligations in connection with the usage procedures established in Exhibit "D" and the restrictions described in the Agreement, including, without limitation, transponder usage, non-interference, government regulations, preemptive rights, and no-transfer, then SATMEX may, in its sole discretion and in addition to the exercise of its other rights against CUSTOMER, require CUSTOMER to cease transmissions to any or all of the affected transponder(s) provided hereunder and take any actions necessary to enforce SATMEX's rights. CUSTOMER will pay to SATMEX all expenses (including attorney's fees) incurred in connection with SATMEX's enforcement against CUSTOMER arising out of CUSTOMER's use of the affected transponder(s) in violation of this Agreement.

18.  TERMINATION

     The Agreement may be terminated prior to the end of its Term as follows:

     18.1 In the event of the breach of any of the material terms and conditions, representations and warranties contained herein, the non-breaching party may terminate upon written notice to the other, if the breaching Party does not cure its breach within thirty (30) days after notice thereof.

     18.2 In the event of a Failure, of a Non-Preemptible transponder for which SATMEX does not provide an acceptable restoration, as provided in Paragraph 7, within 10 days, the CUSTOMER may terminate this Agreement with references to that transponder, without liability except for such services as have already been received, which shall be paid to SATMEX in accordance with this Agreement. The termination date will be considered to be the date of the Failure.

          In the event of any termination of this Agreement, SATMEX shall ***

     18.3 In the event CUSTOMER does not take immediate corrective action to stop improper illumination as established in Paragraph 16 ("IMPROPER ILLUMINATION").

19.  EARLY TERMINATION CHARGE

Except as set forth in Paragraphs 18.2 ("TERMINATION"), 20 ("CHANGES IN OPERATIONS OR PROCEDURES"), and 22 ("FCC COMPLIANCE") hereof and Section 8 and 9 of the Service

***  Confidential treatment requested by Satmex.

                               SATMEX PROPRIETARY

(SATMEX LOGO)                                                 Contract No. 319-I
                                                                   Page 19 of 73


Description, no early termination date is provided under the Agreement. Therefore, in the event CUSTOMER orders the discontinuance of Service, for any other reason, effective on any date prior to the termination date set forth in
Section 5 of the Service Description, or if the Agreement is terminated by SATMEX due to CUSTOMER's breach with respect to the Service provided under the Agreement prior to the termination date set forth in Section 5 of the Service Description, an early termination charge ("Early Termination Charge") shall apply as follows: The Early Termination Charge shall be an amount equal to the lesser of *** or (ii) the aggregate rate for Service through the end of the Term of Service for the affected transponder(s). Early Termination Charges shall be due and payable upon receipt by CUSTOMER of an invoice for such charges. Early termination charges apply regardless of whether or not Service has begun, except if service has not been provided because *** has not been obtained in accordance with Section 9 of the Service Description, in which case CUSTOMER shall not be liable for the Early Termination Charge.

     In the event of partial termination, the aforementioned payment shall be applied only to the affected transponder(s).

     Payment of the Early Termination Charge shall be SATMEX's sole and exclusive remedy hereunder for any event giving rise thereto, provided, however, that any such advance termination shall not release CUSTOMER from outstanding balances which includes but is not limited to billed amounts, moratorium interests and any other charges.

     SATMEX reserves the right to assign the satellite capacity released due to advance cancellation or termination to another interested party, as of the day following the termination or cancellation date.

20.  CHANGES IN OPERATIONS OR PROCEDURES

Except to the extent necessary to allow CUSTOMER to use the space segment capacity in accordance with the Exhibits hereto, SATMEX shall have no obligation to change or modify any of its components, operations, or procedures to be compatible with CUSTOMER. Prior to making any changes in SATMEX's operations, procedures, or Transmission Parameters that will or are reasonably expected to
(i) materially affect any facilities, CUSTOMER equipment, or CUSTOMER communications system, or (ii) require their modification in order to be used with any transponder provided pursuant to this Agreement, SATMEX shall seek CUSTOMER'S consent, which consent will not be unreasonably withheld. SATMEX shall notify CUSTOMER of any such proposed change and the expected impact no less than thirty (30) days prior to its proposed implementation. CUSTOMER and SATMEX shall engage in good faith discussions regarding the proposed change to find a suitable solution. Notwithstanding the above, SATMEX may implement those changes required in order to protect the health of the satellite or transponders provided under this Agreement and will provide CUSTOMER with as much advance notice of such change(s) as is possible. However, if such changes would materially affect CUSTOMER's use of the Service, CUSTOMER shall have the right, at its option and as its exclusive remedy, within thirty (30) days after its receipt of notice of such change, and upon thirty (30) days' notice to SATMEX, to terminate this Agreement without liability for any Early Termination Charge. However, If SATMEX eliminates such material effects within the thirty (30) day notice period, the Agreement will not terminate as provided in this Paragraph 21.

21.  TRANSPONDER ALLOCATION

Assignment of the specific Ku-1 Band transponder in the NAFTA beam that meet the Performance Parameters on Satmex 5 to be used for the Service remains the sole prerogative of SATMEX. During the term of this Agreement SATMEX shall have the right to change any of the Ku-1 Band transponder assignments in the NAFTA beam of Satmex 5, but shall do so only if there is a valid operational concern, interference caused by CUSTOMER, or, in order to protect the health of the satellite on which Service is being provided and only if the new transponder meets the Performance Parameters. If required, SATMEX will use reasonable efforts to give CUSTOMER not less than thirty (30) days prior written notice to CUSTOMER.

22.  FCC COMPLIANCE

If, at any time a Party can no longer comply fully with all material provisions of this Agreement because of changes to existing (as of the date of this Agreement) U.S. Federal Communication Commission rules and International or national regulations which are inconsistent with this Agreement, the other Party may either (1) terminate immediately the Agreement without any liability whatsoever by giving notice in writing within sixty (60) days of such action or
(2) negotiate with the first Party to modify the Agreement to conform with the new commission rules and regulations.

***  Confidential treatment requested by Satmex.

                               SATMEX PROPRIETARY

(SATMEX LOGO)                                                 Contract No. 319-I
                                                                   Page 20 of 73


If either Party elects to terminate pursuant to this Section 22, SATMEX shall refund promptly any sums previously paid to SATMEX for Service not rendered and CUSTOMER shall pay all due payments, with the correspondent accrued interest, *** and any other such charges.

Each Party represents and warrants that, as of the date of this Agreement, it is not aware of any rules and regulations of the authorities referenced in this Paragraph 22 which are inconsistent with this Agreement and which could prevent such Party from fully complying with all of its material obligations under this Agreement, except for the Regulatory Approval.

23.  NO POSSSESSORY INTEREST, BANKRUPTCY

     CUSTOMER has, and will have, no possessory or other interest in the transponder(s) provided pursuant to this Agreement. CUSTOMER acknowledges that:
(1) it has been advised of and fully understands the conditions and the consideration pursuant to which SATMEX provides and CUSTOMER accepts the Service and (2) the rates for the Service, as well as the termination charges as provided for in Paragraph 19 ("EARLY TERMINATION CHARGE") hereof, are fair and reasonable at the market on the date of commitment to the Service and the date of the Agreement. SATMEX and CUSTOMER recognize that transponder space for the provision of the service contemplated under the Agreement is a commodity in limited supply and that those using full time transponder service, similar to the Service provided under the Agreement, usually enter into long-term commitments with service providers. Therefore, CUSTOMER understands that its acceptance of the Service precludes SATMEX from accepting any other CUSTOMER for service on the transponder(s) being used to provide Service to CUSTOMER. Because of this, CUSTOMER concedes that a failure to fulfill CUSTOMER's obligations under the Agreement would irreparably harm SATMEX.

24.  INDEPENDENT CONTRACTOR

     Nothing herein contained shall create any association, partnership, joint venture, the relation of principal and agent, or the relation of employer and employee between the parties hereto, it being understood that SATMEX shall perform all services hereunder as an independent contractor.

25.  PUBLICITY AND ADVERTISING

     25.1 Unless SATMEX expressly consents in writing in advance for each item of advertising or publicity, which consent shall not be unreasonably withheld or delayed, CUSTOMER shall not in any way or in any form disclose, publicize or advertise in any manner(i) the fact that it is obtaining services from SATMEX pursuant to this Agreement, (ii) the existence of this Agreement, or (iii) the pricing, terms and conditions of this Agreement. The foregoing prohibition shall include but not be limited to news releases, letters, correspondence, literature, promotional materials or displays of any nature or form. Each request for approval hereunder shall be submitted in writing to the representative designated in writing by SATMEX; and approval, in each instance, shall be effective only if in writing and signed by said representative. Notwithstanding the foregoing, CUSTOMER may refer to the fact that it is securing services from SATMEX without SATMEX's prior approval so long as such statements are limited to a statement of such fact and are not an endorsement of any product or service by SATMEX.

     25.2 Unless CUSTOMER expressly consents in writing in advance for each item of advertising or publicity, which consent shall not be unreasonably withheld or delayed, SATMEX shall not in any way or in any form disclose, publicize or advertise in any manner (i) the fact that it is providing services to CUSTOMER pursuant to this Agreement, (ii) the existence of the Agreement, (iii) the pricing, terms, and conditions of the Agreement, or (iv) information similar to that described in (i)
          - (iv) above regarding any customer of CUSTOMER who is receiving services from a SATMEX transponder. The foregoing prohibition shall include but not be limited to news releases, letters, correspondence, literature, promotional materials of displays of any nature of form. Each request for approval hereunder shall be submitted in writing to the representative designated in writing by CUSTOMER; and approval, in each instance, shall be effective only if in writing and signed by said representative. Nothing herein shall prevent SATMEX from providing the COFETEL or any other governmental agency, information concerning this Agreement as required by Law or in response to a request for information by such Governmental Agency. Notwithstanding the foregoing, SATMEX may refer to the fact that it is providing the service to CUSTOMER without CUSTOMER's prior approval so long as such statements are limited to a statement of such fact and are not an endorsement of any product or service by CUSTOMER.

***  Confidential treatment requested by Satmex.

                               SATMEX PROPRIETARY

(SATMEX LOGO)                                                 Contract No. 319-I
                                                                   Page 21 of 73


26.  GOVERNING LAW AND LANGUAGE

This Agreement shall be governed by and construed under the laws of the State of New York, without giving effect to its principles of conflict of laws, except to the extent that the application of any such laws would (i) contravene any obligation of SATMEX to comply with the Satellite Concession, or (ii) contravene any obligation of CUSTOMER to comply with any of the governmental permits with which it operates in its countries of operation. The parties hereby submit to the exclusive jurisdiction of the United States District Court for the Southern District of New York (or the courts of the State of New York if such United States federal court does not have jurisdiction) for purposes of the subject matter of this Agreement, and waive any right to claim that any such court in an inconvenient or inappropriate forum; provided, however, that nothing in this sentence shall be construed to prevent SATMEX from providing information or reporting to COFETEL or any other part of the Mexican government.

The language of this Agreement is English and all communications and notices between the Parties shall be in the English language.

27.  HEADINGS

     The headings used throughout this Agreement are for convenience only and are not a part of this Agreement and shall have no effect upon the construction and interpretation of this Agreement.

28.  WAIVERS

     A waiver by either party of any of the terms and conditions of the Agreement in any instance shall not be deemed or construed to be a waiver of such term or condition for the future, or of any subsequent breach thereof.

29.  CONFIDENTIALITY

This Agreement shall be kept strictly confidential for five years in excess of the Term, except for disclosure (1) to the extent required by the law, legal process, or the rule of any public securities exchange, in which case the parties shall seek confidential treatment of this Agreement and the information contained herein, (2) if said information is deemed to be of public knowledge.

The parties may use the confidential information only by means of prior written consent from the other party.

30.  SUCCESSION

     The Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties hereto.

31.  NONDISCLOSURE OF INFORMATION

     31.1 Each Party to the Agreement may find it beneficial to disclose to the other Party documentation or other information which the disclosing Party considers proprietary ("Information"). Such Information may include but is not limited to, engineering, hardware, software or other technical information concerning the project or the SATMEX network, CUSTOMER's use of the Space Segment Capacity and financial, accounting or marketing reports, analysis, forecasts, predictions or projections relating to this project or the business of SATMEX or CUSTOMER generally.

     31.2 If is specifically understood and agreed that information disclosed pursuant to the Agreement shall be considered proprietary either because 1) it has been developed internally by the disclosing Party, or because 2) it has been received by the disclosing Party subject to a continuing obligation to maintain the confidentiality of the information.

     31.3 Information that is provided in a tangible form shall be marked in a manner to indicate that it is considered proprietary or otherwise subject to limited distributions provided herein. If the Information is provided orally, the disclosing party shall clearly identify it as being proprietary at the time of disclosure, and within five (5) working days of such disclosure, confirm the disclosure in writing to the other party. With respect to information, the Party to whom the information is disclosed and its employees shall:

               a. hold the Information in confidence and protect it in accordance with the security regulations by which it protects its own proprietary or confidential information, which it does not wish to disclose;

                               SATMEX PROPRIETARY

(SATMEX LOGO)                                                 Contract No. 319-I
                                                                   Page 22 of 73


               b. restrict disclosure of the Information solely to those employees with a need to know and not disclose it to any other persons;

               c. advise those employees of their obligations with respect to the Information; and

               d. use the Information only in connection with implementing the Agreement and in continuing discussions and negotiations between the parties concerning the Service.

     31.4 The party to whom Information is disclosed shall have no obligations to preserve the proprietary nature of any Information that:

          a. was previously known to it free of any obligations to keep it confidential;

          b. is disclosed to third parties by the disclosing party without restriction;

          c. is or becomes publicly available by other than unauthorized disclosure; or

          d.   is independently developed by the receiving party.

     31.5 The receiving party may disclose the Information pursuant only to a court order or other governmental or regulatory compulsion provided that the disclosing party shall be given prompt notice of the receipt of such order or other compulsion.

     31.6 The receiving Party agrees that all of its obligations undertaken under this non-disclosure agreement shall survive and continue after any termination of this Agreement, for a period of three (3) years.

The Information shall be deemed the property of the disclosing party and, upon request the other party will return all Information that is in tangible form to the disclosing party or destroy all such information.

33.  ARBITRATION

     If any dispute arises from or relates to this Agreement or its infringement, the Parties agree to submit it to a final and binding arbitration under the Rules of Conciliation and Arbitration of the American Arbitration Association ("AAA").

     The arbitration hearing must take place according to the procedural rules of the "AAA" in force at the time of signing this Agreement. The arbitrator must not limit, extend or in any other way alter the terms and conditions of this Agreement. In no event will any Party be liable for any consequential exemplary or punitive damages or any award of legal fees in connection with its performance or non-performance under this Agreement.

     The arbitration hearing, including arguments and allegations, shall take place in English in New York, State of New York. The award shall be made in US Dollars. The arbitration award may be entered and enforced in any Court that possesses jurisdiction. Each of the parties shall pay their own costs (including legal fees) and should equally share the costs of such hearing. The parties, their representatives, other participants and the arbitrator(s) must maintain the existence, content and result of the arbitration confidential.

     Nothing stipulated in this clause should be interpreted in such way that it impedes either of the parties from appearing before any court of law with the aim of protecting its rights derived from the arbitration proceeding pending resolution. The petition of either of the parties to a court of law for the protection of its rights, shall not be considered as resignation of the obligation to submit the dispute to arbitration.

                               SATMEX PROPRIETARY

(SATMEX LOGO)                                                 Contract No. 319-I
                                                                   Page 23 of 73


                                    EXHIBIT A

                                    SECTION 1
                             SERVICE SPECIFICATIONS

                             SPACE SEGMENT CAPACITY

Satellite                    SATMEX 5

Orbital Location             116.8 degrees W

Region Covered               Ku 1 Beam

Bandwidth                    36 MHz (nominal)

Transponder Power            132 Watt (nominal)

Service Category             Non Preemptible

Assigned Frequency           Transponder *** on SATMEX 5,
                             Center Frequency *** MHz

Connectivity                 ***

EIRP                         ***

G/T                          ***

SFD                          ***

Polarization                 Vertical/horizontal

Nominal Attenuator Setting   ***

Maximum Interference Level
   Adjacent Satellite        ***
   Adjacent Channel

***  Confidential treatment requested by Satmex.

                               SATMEX PROPRIETARY

(SATMEX LOGO)                                                 Contract No. 319-I
                                                                   Page 24 of 73


                             SPACE SEGMENT CAPACITY

Satellite                    SATMEX 5

Orbital Location             116.8 degrees W

Region Covered               Ku 1 Beam

Bandwidth                    36 MHz (nominal)

Transponder Power            132 Watt (nominal)

Service Category             Non Preemptible

Assigned Frequency           Transponder *** on SATMEX 5,
                             Center Frequency *** MHz

Connectivity                 ***

EIRP                         ***

G/T                          ***

SFD                          ***

Polarization                 Vertical/horizontal

Nominal Attenuator Setting   ***

Maximum Interference Level
   Adjacent Satellite        ***
   Adjacent Channel

***  Confidential treatment requested by Satmex.

                               SATMEX PROPRIETARY

(SATMEX LOGO)                                                 Contract No. 319-I
                                                                   Page 25 of 73


                               ADDITIONAL CAPACITY

Satellite                    SATMEX 5

Orbital Location             116.8 degrees W

Region Covered               Ku 1 Beam

Bandwidth                    36 MHz (nominal)

Transponder Power            132 Watt (nominal)

Service Category             Non Preemptible

Assigned Frequency           Transponder *** on SATMEX 5,
                             Center Frequency *** MHz

Connectivity                 ***

EIRP                         ***

G/T                          ***

SFD                          ***

Polarization                 Horizontal/vertical

Nominal Attenuator Setting   ***

Maximum Interference Level
   Adjacent Satellite        ***
   Adjacent Channel

***  Confidential treatment requested by Satmex.

                               SATMEX PROPRIETARY

(SATMEX LOGO)                                                 Contract No. 319-I
                                                                   Page 26 of 73


                               ADDITIONAL CAPACITY

Satellite                    SATMEX 5

Orbital Location             116.8 degrees W

Region Covered               Ku 1 Beam

Bandwidth                    36 MHz (nominal)

Transponder Power            132 Watt (nominal)

Service Category             Non Preemptible

Assigned Frequency           Transponder *** on SATMEX 5,
                             Center Frequency *** MHz

Connectivity                 ***

EIRP                         ***

G/T                          ***

SFD                          ***

Polarization                 Horizontal/vertical

Nominal Attenuator Setting   ***

Maximum Interference Level
   Adjacent Satellite        ***
   Adjacent Channel

***  Confidential treatment requested by Satmex.

                               SATMEX PROPRIETARY

(SATMEX LOGO)                                                 Contract No. 319-I
                                                                   Page 27 of 73


                               ADDITIONAL CAPACITY

Satellite                    SATMEX 5

Orbital Location             116.8 degrees W

Region Covered               Ku 1 Beam

Bandwidth                    36 MHz (nominal)

Transponder Power            132 Watt (nominal)

Service Category             Non Preemptible

Assigned Frequency           Transponder *** on SATMEX 5,
                             Center Frequency *** MHz

Connectivity                 ***

EIRP                         ***

G/T                          ***

SFD                          ***

Polarization                 vertical/Horizontal

Nominal Attenuator Setting   ***

Maximum Interference Level
   Adjacent Satellite        ***
   Adjacent Channel

***  Confidential treatment requested by Satmex.

                               SATMEX PROPRIETARY

(SATMEX LOGO)                                                 Contract No. 319-I
                                                                   Page 28 of 73


                               ADDITIONAL CAPACITY

Satellite                    SATMEX 5

Orbital Location             116.8 degrees W

Region Covered               Ku 1 Beam

Bandwidth                    36 MHz (nominal)

Transponder Power            132 Watt (nominal)

Service Category             Non Preemptible

Assigned Frequency           Transponder *** on SATMEX 5,
                             Center Frequency *** MHz

Connectivity                 ***

EIRP                         ***

G/T                          ***

SFD                          ***

Polarization                 Vertical/horizontal

Nominal Attenuator Setting   ***

Maximum Interference Level
   Adjacent Satellite        ***
   Adjacent Channel

***  Confidential treatment requested by Satmex.

                               SATMEX PROPRIETARY

(SATMEX LOGO)

                              EXHIBIT A (AMENDED 1)
                             SERVICES SPECIFICATIONS

                             SPACE SEGMENT CAPACITY

Satellite                    SATMEX 5

Orbital Location             116.8 degrees W

Region Covered               Ku 1 Beam

Bandwidth                    36 MHz (nominal)

Transponder Power            132 Watt (nominal)

Service Category             Non Preemptible

Assigned Frequency           Transponder *** on SATMEX 5,
                             Center Frequency *** MHz

Connectivity                 ***

EIRP                         ***

G/T                          ***

SFD                          ***

Polarization                 Horizontal/vertical

Nominal Attenuator Setting   ***

Maximum Interference Level
   Adjacent Satellite        ***
   Adjacent Channel

***  Confidential treatment requested by Satmex.

(SATMEX LOGO)

1/3

                                    SECTION 2
                                  CONTOUR MAPS

                                  COVERAGE MAPS

                                  Contour Map

                                     (MAP)

                                      ***

*** Confidential treatment requested by Satmex.

(SATMEX LOGO)

2/3

                                  Contour Map

                                     (MAP)

                                      ***

*** Confidential treatment requested by Satmex.

(SATMEX LOGO)

3/3

                                  Contour Map

                                      ***

                                     (MAP)

*** Confidential treatment requested by Satmex.

(SATMEX LOGO)                                                 Contract No. 319-I
                                                                   Page 30 of 73

                               ADDITIONAL CAPACITY

Satellite                    SATMEX 5

Orbital Location             116.8 degrees W

Region Covered               Ku 1 Beam

Bandwidth                    36 MHz (nominal)

Transponder Power            132 Watt (nominal)

Service Category             Non Preemptible

Assigned Frequency           Transponder *** on SATMEX 5,
                             Center Frequency *** MHz

Connectivity                 ***

EIRP                         ***

G/T                          ***

SFD                          ***

Polarization                 Vertical/horizontal

Nominal Attenuator Setting   ***

Maximum Interference Level
   Adjacent Satellite        ***
   Adjacent Channel

***  Confidential treatment requested by Satmex.

                               SATMEX PROPRIETARY

(SATMEX LOGO)                                                 Contract No. 319-I
                                                                   Page 31 of 73


                               ADDITIONAL CAPACITY

Satellite                    SATMEX 5

Orbital Location             116.8 degrees W

Region Covered               Ku 1 Beam

Bandwidth                    36 MHz (nominal)

Transponder Power            132 Watt (nominal)

Service Category             Non Preemptible

Assigned Frequency           Transponder *** on SATMEX 5,
                             Center Frequency *** MHz

Connectivity                 ***

EIRP                         ***

G/T                          ***

SFD                          ***

Polarization                 Vertical/horizontal

Nominal Attenuator Setting   ***

Maximum Interference Level
   Adjacent Satellite        ***
   Adjacent Channel

***  Confidential treatment requested by Satmex.

                               SATMEX PROPRIETARY

(SATMEX LOGO)                                                 Contract No. 319-I
                                                                   Page 32 of 73


                               ADDITIONAL CAPACITY

Satellite                    SATMEX 5

Orbital Location             116.8 degrees W

Region Covered               Ku 1 Beam

Bandwidth                    36 MHz (nominal)

Transponder Power            132 Watt (nominal)

Service Category             Non Preemptible

Assigned Frequency           Transponder *** on SATMEX 5,
                             Center Frequency *** MHz

Connectivity                 ***

EIRP                         ***

G/T                          ***

SFD                          ***

Polarization                 Horizontal/vertical

Nominal Attenuator Setting   ***

Maximum Interference Level
   Adjacent Satellite        ***
   Adjacent Channel

***  Confidential treatment requested by Satmex.

                               SATMEX PROPRIETARY

(SATMEX LOGO)                                                 Contract No. 319-I
                                                                   Page 33 of 73


                                    EXHIBIT A

                                    SECTION 2

                                  CONTOUR MAPS

                                       ***

                                      (MAP)

                           *** Confidential treatment
                               requested by Satmex.

                               SATMEX PROPRIETARY

(SATMEX LOGO)                                                 Contract No. 319-I
                                                                   Page 34 of 73

                                       ***

                                      (MAP)

                               Confidential treatment
                               requested by Satmex.

                               SATMEX PROPRIETARY

(SATMEX LOGO)                                                 Contract No. 319-I
                                                                   Page 35 of 73

                                       ***

                                      (MAP)

                           *** Confidential treatment
                               requested by Satmex.

                               SATMEX PROPRIETARY

(SATMEX LOGO)                                                 Contract No. 319-I
                                                                   Page 36 of 73


                                       ***

                                      (MAP)

                           *** Confidential treatment
                               requested by Satmex.

                               SATMEX PROPRIETARY

(SATMEX LOGO)                                                 Contract No. 319-I
                                                                   Page 37 of 73


                                       ***

                                      (MAP)

                           *** Confidential treatment
                               requested by Satmex.

                               SATMEX PROPRIETARY

(SATMEX LOGO)                                                 Contract No. 319-I
                                                                   Page 38 of 73


                                       ***

                                      (MAP)

                           *** Confidential treatment
                               requested by Satmex.

                               SATMEX PROPRIETARY

(SATMEX LOGO)                                                 Contract No. 319-I
                                                                   Page 39 of 73


                                       ***

                                      (MAP)

                           *** Confidential treatment
                               requested by Satmex.

                               SATMEX PROPRIETARY

(SATMEX LOGO)                                                 Contract No. 319-I
                                                                   Page 40 of 73


                                       ***

                                      (MAP)

                           *** Confidential treatment
                               requested by Satmex.

                               SATMEX PROPRIETARY

(SATMEX LOGO)                                                 Contract No. 319-I
                                                                   Page 41 of 73


                                       ***

                                      (MAP)

                           *** Confidential treatment
                               requested by Satmex.

                               SATMEX PROPRIETARY

(SATMEX LOGO)                                                 Contract No. 319-I
                                                                   Page 42 of 73


                                       ***
                                      (MAP)

*** Confidential treatment requested by Satmex.

                               SATMEX PROPRIETARY

(SATMEX LOGO)                                                 Contract No. 319-I
                                                                   Page 43 of 73



                                       ***

                                      (MAP)

*** Confidential treatment requested by Satmex.

                               SATMEX PROPRIETARY

(SATMEX LOGO)                                                 Contract No. 319-I
                                                                   Page 44 of 73


                                       ***

                                      (MAP)

*** Confidential treatment requested by Satmex.

                               SATMEX PROPRIETARY

(SATMEX LOGO)                                                 Contract No. 319-I
                                                                   Page 45 of 73

                                      ***

                                      (MAP)

*** Confidential treatment requested by Satmex.

                               SATMEX PROPRIETARY

(SATMEX LOGO)                                                 Contract No. 319-I
                                                                   Page 46 of 73


                                      ***

                                      (MAP)

*** Confidential treatment requested by Satmex.

                               SATMEX PROPRIETARY

(SATMEX LOGO)                                                 Contract No. 319-I
                                                                   Page 47 of 73


                                      ***

                                      (MAP)

*** Confidential treatment requested by Satmex.

                               SATMEX PROPRIETARY

(SATMEX LOGO)                                                 Contract No. 319-I
                                                                   Page 48 of 73

                                      ***

                                      (MAP)


*** Confidential treatment requested by Satmex.


                               SATMEX PROPRIETARY

(SATMEX LOGO)                                                 Contract No. 319-I
                                                                   Page 49 of 73

                                      ***

                                     (MAP)


*** Confidential treatment requested by Satmex.


                               SATMEX PROPRIETARY

(SATMEX LOGO)                                                 Contract No. 319-I
                                                                   Page 50 of 73


                                      ***

                                     (MAP)

*** Confidential treatment requested by Satmex.

                               SATMEX PROPRIETARY

(SATMEX LOGO)                                                 Contract No. 319-I
                                                                   Page 51 of 73



                                       ***

                                      (MAP)

                *** Confidential treatment requested by Satmex.

                               SATMEX PROPRIETARY

(SATMEX LOGO)                                                 Contract No. 319-I
                                                                   Page 52 of 73



                                       ***

                                      (MAP)

                *** Confidential treatment requested by Satmex.

                               SATMEX PROPRIETARY

(SATMEX LOGO)                                                 Contract No. 319-I
                                                                   Page 53 of 73


                                    EXHIBIT B

                         KU-BAND TRANSMISSION PARAMETERS

SATMEX 5

TRANSPONDER TRANSMISSION PARAMETERS - To assure that signals transmitted via a SATMEX Ku1-Band Transponder will not damage or impair other signals transmitted over SATMEX and/or adjacent satellites or other SATMEX-provided transponders, the following transmission parameters apply:

A. TRANSMITTED CARRIERS - The transmitted carrier(s) for 36 MHz transponders shall be within accepted industry standards and shall be confined to the usable bandwidth of 36 MHz centered on the transponder center frequency, unless otherwise assigned.

B. TRANSMIT POWER - SATMEX shall authorize a particular transmit power by the transmitting earth station. For transponders operating in the saturated mode, the authorized transmit power shall be no more than the transmit power necessary to saturate the transponder. For transponders operating in a mode where the power is backed off below saturation, this authorized transmit power shall not be exceeded. During rain fades an earth station with Automatic Level Control may exceed the transmit power authorized by the company by the amount necessary to overcome the additional uplink loss caused by the rain.

C. POLARIZATION ISOLATION (TRANSMITTING EARTH STATION) - Isolation between orthogonal cross-polarized signals shall be higher than *** and shall cause no harmful interference into the cross-polarized frequencies. The polarization adjustment of the earth station antenna relative to the satellite shall be maintained to an accuracy of *** when polarization tracking is not employed.

***  Confidential treatment requested by Satmex.

                               SATMEX PROPRIETARY

(SATMEX LOGO)

                             Exhibit C, (Amended 1)
                              Initial Loading Plan

       TRANSPONDER   TRANSPONDER
DATE      NUMBER      ALLOCATED                   RESTRICTION
----   -----------   -----------   -----------------------------------------
 ***       ***           ***       2 TRANSPONDERS ANY POLARIZATION,
                                   SEPARATED BY AT LEAST 1 TRANSPONDER
 ***       ***           ***       2 TRANSPONDERS ON THE OTHER POLARIZATION,
                                   SEPARATED BY AT LEAST 1 TRANSPONDER
 ***       ***           ***       NONE
 ***       ***           ***       NONE
 ***       ***           ***       NONE

***  Confidential treatment requested by Satmex.

(SATMEX LOGO)                                                 Contract No. 319-I
                                                                   Page 55 of 73


                                    EXHIBIT C

                                    SECTION 2

               PARAMETER SPECIFICATIONS FOR MASTER GROUND STATIONS
                            AND REMOTE EARTH STATIONS

                                       ***

***  Confidential treatment requested by Satmex.

                               SATMEX PROPRIETARY

(SATMEX LOGO)                                                 Contract No. 319-I
                                                                   Page 56 of 73


                                       ***

SATMEX shall not be responsible or liable if CUSTOMER does not obtain the permits, licenses or other authorizations for the utilization of CUSTOMER's antennas in the respective countries in which CUSTOMER intends to conduct business.

***  Confidential treatment requested by Satmex.

                               SATMEX PROPRIETARY

(SATMEX LOGO)                                                 Contract No. 319-I
                                                                   Page 57 of 73


(CHANNEL MASTER(R) LOGO)

Antenna Laboratory                                               Antenna Pattern

                                     (GRAPH)


                                       ***

                *** Confidential treatment requested by Satmex.

                               SATMEX PROPRIETARY

(SATMEX LOGO)                                                 Contract No. 319-I
                                                                   Page 58 of 73


(CHANNEL MASTER(R) LOGO)

Antenna Laboratory                                               Antenna Pattern

                                     (GRAPH)

                                      ***

*** Confidential treatment requested by Satmex.

                               SATMEX PROPRIETARY

(SATMEX LOGO)                                                 Contract No. 319-I
                                                                   Page 59 of 73


(CHANNEL MASTER(R) LOGO)

Antenna Laboratory                                               Antenna Pattern

                                     (GRAPH)

                                      ***

*** Confidential treatment requested by Satmex.

                               SATMEX PROPRIETARY

(SATMEX LOGO)                                                 Contract No. 319-I
                                                                   Page 60 of 73


(CHANNEL MASTER(R) LOGO)

Antenna Laboratory                                               Antenna Pattern

                                     (GRAPH)

                                      ***
*** Confidential treatment requested by Satmex.

                               SATMEX PROPRIETARY

(SATMEX LOGO)                                                 Contract No. 319-I
                                                                   Page 61 of 73


(CHANNEL MASTER(R) LOGO)

Antenna Laboratory                                               Antenna Pattern

                                     (GRAPH)

                                      ***

*** Confidential treatment requested by Satmex.

                               SATMEX PROPRIETARY

(SATMEX LOGO)                                                 Contract No. 319-I
                                                                   Page 62 of 73


(CHANNEL MASTER(R) LOGO)

Antenna Laboratory                                               Antenna Pattern

                                     (GRAPH)

                                      ***

*** Confidential treatment requested by Satmex.

                               SATMEX PROPRIETARY

(SATMEX LOGO)                                                 Contract No. 319-I
                                                                   Page 63 of 73


                                    EXHIBIT C

                                    SECTION 3

                   TECHNICAL INFORMATION FOR PERMANENT SERVICE
                         OF DIGITAL SIGNAL TRANSMISSION

                                       ***

***  Confidential treatment requested by Satmex.

                               SATMEX PROPRIETARY

(SATMEX LOGO)                                                 Contract No. 319-I
                                                                   Page 64 of 73


CARRIER INFORMATION:

                                       ***

***  Confidential treatment requested by Satmex.

                               SATMEX PROPRIETARY

(SATMEX LOGO)                                                 Contract No. 319-I
                                                                   Page 65 of 73


                                    EXHIBIT C

                                    SECTION 4

           PARAMETER SPECIFICATIONS FOR REMOTE TRANSMIT EARTH STATIONS

                                       ***

***  Confidential treatment requested by Satmex.

                               SATMEX PROPRIETARY

(SATMEX LOGO)                                                 Contract No. 319-I
                                                                   Page 66 of 73


                                    EXHIBIT C

                                    SECTION 5

                   TECHNICAL INFORMATION FOR PERMANENT SERVICE
         OF DIGITAL SIGNAL TRANSMISSION THROUGH TWO WAY REMOTE TERMINALS

                                       ***

CARRIER INFORMATION:

***  Confidential treatment requested by Satmex.

                               SATMEX PROPRIETARY

(SATMEX LOGO)                                                 Contract No. 319-I
                                                                   Page 67 of 73


                                       ***

***  Confidential treatment requested by Satmex.

                               SATMEX PROPRIETARY

(SATMEX LOGO)                                                 Contract No. 319-I
                                                                   Page 68 of 73


                                    EXHIBIT D

                  ACCESS AND INTERFERENCE MANAGEMENT PROCEDURES
                         SATMEX MEXICAN SATELLITE SYSTEM
                                   AUGUST 1999

ACCESS PROCEDURE:

INTRODUCTION

In order to minimize harmful interference and ensure quality transmission on SATMEX satellites, the Communication Control Center (Satmex CCC) at Iztapalapa
(PCC) and Hermosillo (ACC) will function as control stations for the SATMEX CUSTOMER networks.

SATMEX Satellite Operations monitors SATMEX transponders to identify any performance that deviates from the parameters prescribed by SATMEX Satellite Engineering.

All customer-owned and operated earth stations are required to contact SATMEX CCC prior to the start of any transmission to a SATMEX transponder. SATMEX CCC is required to order a customer to cease transmission if such customer's signal is interfering with or otherwise degrading other service on the spacecraft.

This document defines the procedures for introduction of new carriers into SATMEX transponders and the steps to follow when reporting system problems to CCC personnel and outlines the operating criteria for transmitting through SATMEX transponders.

A list of CCC contacts and telephone numbers for use by SATMEX customers is included.

USER PROCEDURES

ESTABLISHING NEW CARRIERS

All customers establishing new carriers for transmissions through SATMEX Satellites, whether temporary or permanent, are required to comply with the following procedure:

                               SATMEX PROPRIETARY

(SATMEX LOGO)                                                 Contract No. 319-I
                                                                   Page 69 of 73


a) Provide all the required information to SATMEX Satellite Engineering for the definition of the transmission parameters, estimated system performance and allocated interference margin for the system to be transmitted through SATMEX transponders. These parameters should be provided in writing before the system is placed in operation for information and review. It should be noted that all transmission should have proper authorization from Government authorities and SATMEX.

b) CALL SATMEX'S CCC (52 5) 201-0898 (OR 01 800 800 SATM IF IN MEXICO OR 1-877-SATMEX1 TOLL FREE NUMBER FROM THE U.S.) for scheduling an antenna line up with the satellite. For each new or modified antenna over 3 meters in diameter, an on-site antenna pattern test should be performed.

     Explain the nature of the carrier to be established: e.g., Video, Single Channel Per Carrier, Modulation, Time Division Multiple Access, etc. and have the following information available.

     1.   Downlink frequency

     2.   Spacecraft

     3.   Transponder and polarization

     4.   Downlink E.I.R.P.

     5.   Antenna data sheet (if applicable)

     6.   Phone number of uplink station and name of contact

               NOTE: INCLUDE 24-HOUR CONTACT IF CARRIER IS PERMANENT

c) Prior to contacting SATMEX CCC at the appointed time, the uplink station should perform the following without transmitting any signal to SATMEX transponders.

     1.   Peak antenna on appropriate SATMEX spacecraft.

          NOTE: Antenna pointing is the responsibility of the uplink station. Antenna must be properly pointed prior to calling SATMEX CCC. An improperly pointed antenna, one peaked on a sidelobe for instance, cannot achieve correct Polarization alignment.

     2. Adjust polarization as closely as possible by observing received signals.

d) CONTACT SATMEX CCC (52 5) 201-0898 (OR 1 800 800 SATM, IF IN MEXICO OR 1-877-SATMEX1 FROM THE U.S.).

e) At the direction of SATMEX CCC, the carrier, frequency and power will be established and the following parameters will be measured

     1.   Downlink power

     2.   Polarization isolation

     3.   Frequency

                               SATMEX PROPRIETARY

(SATMEX LOGO)                                                 Contract No. 319-I
                                                                   Page 70 of 73


     4.   Bandwidth

     5.   Spurious emissions

     6.   Modulation

     7.   Data rate & FEC (if applicable)

     The carrier must conform to prescribed parameters. If specifications cannot be met, SATMEX CCC will direct the Transmit Station to cease radiating.

f)   In the event of the Initial Loading Plan changes as stated on Exhibit C
     Section 1, SATMEX will collaborate in reasonably commercial efforts with CUSTOMER to accommodate all the operational concerns that may affect the appropriate development of customer business.

INTERFERENCE REPORTING

All interference incidents will be reported directly to SATMEX CCC. Timely reporting of interference problems increases the chance of identification. The following procedure is to be used by the customer:

a) Obtain the transmission parameters, estimated system performance and allocated interference margin for the system experiencing the interference. This information will be required for analyzing and resolving the interference problems.

b) Prior to initiating an interference report, customers shall check all uplink facilities under their control or their customer's control to insure that the problem is not self-induced.

c) Check interference level against carrier level. Refer to system design criteria. Insure that the affected carrier has sufficient carrier-to interference margin.

d) If possible, check with a second earth station to confirm the interference. If the customer does not have a second earth station, SATMEX CCC will confirm such interference.

e)   Have the following information available:

          1.   Satellite, transponder, polarization

          2.   Date and time discovered or started

          3.   Frequency

          4.   Traffic affected - type and customer

                               SATMEX PROPRIETARY

(SATMEX LOGO)                                                 Contract No. 319-I
                                                                   Page 71 of 73


     It is important to provide as much information as possible, as SATMEX shall report all incidents to COFETEL (as defined in Paragraph 13 of the General Terms and Conditions). SATMEX CCC personnel will also log the incident and begin troubleshooting procedure to identify and eliminate, If possible, the source of the interfering signal.

f) Report the incident to SATMEX CCC (52 5)201-0898 (or 1 800 800 SATM if in Mexico or 1-877-SATMEX1 FROM THE U.S.).

g)   At the direction of SATMEX CCC some tests may be performed.

SYSTEM OPERATION CRITERIA

-    CROSS-POLARIZATION ISOLATION

     The earth station cross polarization isolation for uplink and downlink should be > or = 30 dB on axis.

-    ANTENNA RADIATION PATTERN

     The antennas should comply with the CCIR-580 recommendation.

SATMEX ESCALATION LIST:

                             Alejandro Romero Zuniga
                            Gerente de Comunicaciones
                                  (525) 2010345

                             Julian palomera Murillo
                    Subdirector de Comunicaciones y Monitoreo
                                 (525) 20108 82

                               Roberto Betancourt
                        Director de Ingenleria Satelital
                                  (525) 2010866

                             Juan Manuel Zamudio Zea
                    Vicepresidencia de Ingenieria y Operacion
                                  (525) 2010824

CUSTOMER ESCALATION LIST:

                               SATMEX PROPRIETARY

(SATMEX LOGO)                                                 Contract No. 319-I
                                                                   Page 72 of 73


CUSTOMER's 24/7 DIRECPC operations center number is: 301-601-7205.

CUSTOMER's technically responsible person(s) in charge of its company's satellite network are as follows

Steve Smith NOC Manager           office 301-601-2605
                                  pager  800-759-8888 pin 1255710

Jeff Steinhorn RF Engineer        office 301-428-5553
                                  pager  800-759-8888 pin 91209

Dave Zatloukal DirecPC Services   office 301-212-7818
                                  pager  800-759-8888 pin 2125136

Should any of this contact data change, CUSTOMER shall immediately notify SATMEX in writing of the changes.

                               SATMEX PROPRIETARY

(SATMEX LOGO)                                                 Contract No. 319-I
                                                                   Page 73 of 73


TRANSMITTER LOCATION SYSTEM SERVICE (TLS).

     The process of locating interfering signals usually starts with a call from a customer advising the satellite operator that their traffic is being disrupted. At this point, the satellite operator usually performs a quick check of the Customer's transponder to see if anything else is amiss, as discussed above. If the CCC monitor personnel cannot find the interference source quickly, then it is time to begin a TLS search for an interfering signal. Interferometry Department (I.D.). will take action on this matter.

     The TLS technique employs signals propagated through the affected satellite and an adjacent satellite to determine crossing lines of position on the Earth, thus locating the interferor.

     There are several parameters to be considered and met to perform positive location using the TLS technique.

          Satellite ephemeredes data (intf. & adj.).
          External forces.
     Calibrators will be near interferor.
          Sidelobe level must be high enough.
          Interference must be at Ku Band.
          No presence of signal in adjacent satellite.
          Database up dated.
          Modulation of signal
          Signal bandwidth.

Interferometry Department (I.D.). will then investigate the IRF situation and respond to the earth station operator to keep him advised of the situation with a formal message whenever significant progress has been made.

I.D.: Telephone: (52) 5 201 03 47
Fax:             (52) 5 201 08 23
e-mail           mcuevas@satmex.com.mx

                               SATMEX PROPRIETARY

                                                                    Digitalizado
(SATMEX LOGO)                                                          06 MAR 06

                               TENTH AMENDMENT TO
                                 AGREEMENT 319-I

ON THIS 1st DAY OF DECEMBER, 2005 (THE "EXECUTION DATE"), THIS TENTH AMENDMENT TO AGREEMENT NUMBER 319-I, IS ENTERED INTO BY AND BETWEEN HUGHES NETWORK SYSTEMS, LLC, A LIMITED LIABAILITY COMPANY ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF DELAWARE; SUCCESSOR IN INTEREST TO HUGHES NETWORK SYSTEMS, A DIVISION OF HUGHES ELECTRONICS CORPORATION. WHICH SHALL HEREINAFTER BE NAMED "THE CLIENT", REPRESENTED IN THIS ACT BY MR. PHILIP K. O'BRIEN, IN HIS CAPACITY AS ASSISTANT VICE-PRESIDENT, AND AS THE OTHER PARTY BY SATELITES MEXICANOS, S.A. DE C.V., WHICH SHALL HEREINAFTER BE NAMED "SATMEX", A CORPORATION ORGANIZED AND EXISTING UNDER THE LAWS OF MEXICO, REPRESENTED BY MR. SERGIO MIGUEL ANGEL AUTREY MAZA, IN HIS STATUS AS CHIEF EXECUTIVE OFFICER (C.E.O.), PURSUANT TO THE FOLLOWING.

                                   ANTECEDENTS

1.- On January 20, 2000, SATMEX and HUGHES ELECTRONICS CORPORATION, through THE CLIENT, executed the agreement number 319-I, hereinafter the "Agreement".

2.- On May 16, 2000, SATMEX and HUGHES ELECTRONICS CORPORATION, through THE CLIENT amended the Agreement, hereinafter the "First Amendment", in order to substitute the transponder *** for *** and ***.

3.- On January 1, 2001, SATMEX and HUGHES ELECTRONICS CORPORATION, through THE CLIENT entered into a second amendment to the Agreement, hereinafter the "Second Amendment", in which HUGHES'S obligation to take the *** transponder changed from ***.

4.- On March 1, 2001, SATMEX and HUGHES ELECTRONICS CORPORATION, through THE CLIENT entered into a third amendment to the Agreement, hereinafter the "Third Amendment", in which HUGHES'S obligation to take the ***.

5.- On May 20, 2001, SATMEX and HUGHES ELECTRONICS CORPORATION, through THE CLIENT entered into a fourth amendment to the Agreement, hereinafter the "Fourth Amendment", in which the parties agreed to substitute transponder
       ***.

6.- On January 1, 2002, SATMEX and HUGHES ELECTRONICS CORPORATION, through THE CLIENT entered into a fifth amendment to the Agreement, in which the parties *** transponder hereinafter the "Fifth Amendment".

7.- On February 3, 2003, SATMEX and HUGHES ELECTRONICS CORPORATION entered into a sixth amendment to the Agreement in which the parties agreed to ***, hereinafter the "Sixth Amendment".

8.- On March 24, 2003, SATMEX and HUGHES ELECTRONICS CORPORATION through THE CLIENT entered into a seventh amendment to the Agreement in which, among others, THE CLIENT ***, hereinafter the "Seventh Amendment".

9.- On May 1, 2003, SATMEX and HUGHES ELECTRONICS CORPORATION, through THE CLIENT entered into an eighth amendment to the Agreement in which, among others, THE CLIENT exercised the *** under the Second clause of the Seventh Amendment, hereinafter the "Eighth Amendment".

10.- On September 7, 2004, SATMEX and HUGHES ELECTRONICS CORPORATION through THE CLIENT executed into an ninth amendment to the Agreement in which, among others, THE CLIENT *** in Satmex 5 satellite, transponder ***, in band *** hereinafter the "Ninth Amendment".


                                  CONFIDENTIAL
                                        1

*** Confidential treatment requested by Satmex.

(SATMEX LOGO)

After effected the foregoing antecedents, the parties agree to enter into this Tenth Amendment and its Annex and bind themselves pursuant to the following:

                                     CLAUSES

FIRST.- THE CLIENT *** in Solidandad 2 satellite, *** band *** from *** in accordance with Annex I-B. This capacity will be applied to CLIENT'S *** THE CLIENT *** and THE CLIENT will use such capacity ***

         The prices to capacity shall be of USD$ *** in Solidaridad 2 satellite.

         Once the Satmex 6 satellite is fully operational, SATMEX will provide a written notification to THE CLIENT and THE CLIENT may migrate the capacity herein from Solidaridad 2 to Satmex 6 satellite within a fifteen (15) day period after such notification and upon such migration SATMEX will maintain a price of USD$ *** during the Term of this Amendment.

SECOND.- CLIENT shall pay SATMEX, for the *** an amount of USD$: *** by bank wire transfer to *** in favor of SATELITES MEXICANOS, S.A DE C.V. and in the same currency as that shown on the corresponding invoice.

         THE CLIENT will start ***

THIRD.-  THE CLIENT ***

FOURTH.- The term of this Tenth Amendment shall commence from the Execution Date and shall terminate on ***

FIFTH.- For the application and interpretation of the present agreement, the Parties decide to apply the Arbitration established in article 33 of the Contract

SIXTH.- The parties agree, that except as specifically amended hereby the Agreement and all its amendments shall remain in full force and effect in accordance with its terms.

This Tenth Amendment along with its Annex I-B is signed in counterparts, one copy remaining in possession of each party, in Mexico City, as of the Execution Date first written above.

FOR THE CLIENT                          FOR SATMEX


                                        /s/ SERGIO MIGUEL ANGEL AUTREY MAZA
-------------------------------------   ----------------------------------------
PHILIP K. O'BRIEN                       SERGIO MIGUEL ANGEL AUTREY MAZA
ASSISTANT VICE PRESIDENT                CHIEF EXECUTIVE OFFICER

***  Confidential treatment requested by Satmex.


                                  CONFIDENTIAL
                                        2

(SATMEX LOGO)

                                    ANNEX I-B

Client: HUGHES NETWORK SYSTEMS
CONTRACT NO.: 319-I

                          SERVICE OPERATION INFORMATION

Satellite          Solidaridad 2
Band:              ***
Region             ***
Transponder        ***
Service Category   ***
Connectivity       ***
Polarization       ***

                               CARRIER INFORMATION

***

***

                                                            TOTAL BANDWIDTH: ***

This Annex is signed in two copies, one copy remaining in possession of each party, in Mexico City, on December 1st, 2005.

FOR THE CLIENT                          FOR SATMEX


                                        /s/ SERGIO MIGUEL ANGEL AUTREY MAZA
-------------------------------------   ----------------------------------------
PHILIP K. O'BRIEN                       SERGIO MIGUEL ANGEL AUTREY MAZA
ASSISTANT VICE PRESIDENT                CHIEF EXECUTIVE OFFICER

***  Confidential treatment requested by Satmex.


                                  CONFIDENTIAL
                                        3

                                                                    Digitalizado
(SATMEX LOGO)                                                         03 MAY, 06

                              TWELFTH AMENDMENT TO
                                 AGREEMENT 319-I

ON THIS 1st DAY OF FEBRUARY, 2006 (THE "EXECUTION DATE"), THIS ELEVENTH AMENDMENT TO AGREEMENT NUMBER 319-I, IS ENTERED INTO BY AND BETWEEN HUGHES NETWORK SYSTEMS, LLC, A LIMITED LIABILITY COMPANY ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF DELAWARE; SUCCESSOR IN INTEREST TO HUGHES NETWORK SYSTEMS, A DIVISION OF HUGHES ELECTRONICS CORPORATION. WHICH SHALL HEREINAFTER BE NAMED "THE CLIENT", REPRESENTED IN THIS ACT BY MR. PHILIP K. O'BRIEN, IN HIS CAPACITY AS VICE-PRESIDENT, AND AS THE OTHER PARTY BY SATELITES MEXICANOS, S.A. DE C.V., WHICH SHALL HEREINAFTER BE NAMED "SATMEX", A CORPORATION ORGANIZED AND EXISTING UNDER THE LAWS OF MEXICO, REPRESENTED BY MR. SERGIO MIGUEL ANGEL AUTREY MAZA, IN HIS STATUS AS CHIEF EXECUTIVE OFFICER (C.E.O.), PURSUANT TO THE
FOLLOWING.:

                                   ANTECEDENTS

1. - On January 20, 2000, SATMEX and HUGHES ELECTRONICS CORPORATION, through THE CLIENT, executed the agreement number 319-I, hereinafter the "Agreement".

2. - On May 16, 2000, SATMEX and HUGHES ELECTRONICS CORPORATION, through THE CLIENT amended the Agreement, hereinafter the "First Amendment", in order to substitute transponder *** for *** and ***.

3. - On January 1, 2001, SATMEX and HUGHES ELECTRONICS CORPORATION, through THE CLIENT entered into a second amendment to the Agreement, hereinafter the "Second Amendment", in which HUGHES'S obligation to take the *** transponder changed from ***.

4. - On March 1, 2001, SATMEX and HUGHES ELECTRONICS CORPORATION, through THE CLIENT entered into a third amendment to the Agreement, hereinafter the "Third Amendment", in which HUGHES'S obligation to take ***.

5. - On May 20, 2001, SATMEX and HUGHES ELECTRONICS CORPORATION, through THE CLIENT entered into a fourth amendment to the Agreement, hereinafter the "Fourth Amendment", in which the Parties agreed to substitute transponder
     ***.

6. - On January 1, 2002, SATMEX and HUGHES ELECTRONICS CORPORATION, through THE CLIENT entered into a fifth amendment to the Agreement, in which the Parties *** transponder hereinafter the "Fifth Amendment".

7. - On February 3, 2003, SATMEX and HUGHES ELECTRONICS CORPORATION entered into a sixth amendment to the Agreement in which the Parties agreed to ***, hereinafter the "Sixth Amendment".

8. - On March 24, 2003, SATMEX and HUGHES ELECTRONICS CORPORATION through THE CLIENT entered into a seventh amendment to the Agreement in which, among others, THE CLIENT ***, hereinafter the "Seventh Amendment".

9. - On May 1, 2003, SATMEX and HUGHES ELECTRONICS CORPORATION through THE CLIENT entered into an eighth amendment to the Agreement in which, among others, THE CLIENT exercised the *** under the Second clause of the Seventh Amendment, hereinafter the "Eighth Amendment".

10.- On September 7, 2004, SATMEX and HUGHES ELECTRONICS CORPORATION through THE
     CLIENT executed into a ninth amendment to the Agreement in which, among others, THE CLIENT *** in Satmex 5 satellite transponder ***, in band *** hereinafter the "Ninth Amendment".


                                  CONFIDENTIAL
                                        1

*** Confidential treatment requested by Satmex.

(SATMEX LOGO)

11. - On December 1, 2005, SATMEX and HUGHES ELECTRONICS CORPORATION through THE CLIENT executed into an tenth amendment to the Agreement in which, among others, THE CLIENT *** will be applied to CLIENT'S Bottom of Social
      Cover Program ("FONCOS") hereinafter the "Tenth Amendment".

12. - On January 20, 2006, SATMEX and HUGHES ELECTRONICS CORPORATION through THE CLIENT executed into an eleventh amendment to the Agreement in which, among others, THE CLIENT *** on Satmex 5 satellite for ***, hereinafter the "Eleventh Amendment".

13. - SATMEX and LORAL SKYNET ("LORAL SKYNET") A DIVISION OF LORAL SPACECOM CORP entered into an Agreement for *** on Satmex 5, hereinafter the ***.

14. - On September 7, 2005, SATMEX entered into a company's reorganization under Mexican reorganization law called "Concurso Mercantil" according to sentence dictated by Judge Second of District in Civil Matter, in the Federal District.

After effected the foregoing antecedents, the Parties agree to enter into this Twelfth Amendment and bind themselves pursuant to the following:

                                     CLAUSES

FIRST.- As of the Execution Date, THE CLIENT and SATMEX agree to extend the term of the capacity contracted under clause First of the "Eleventh Amendment" in accordance with the following table:

                                   BANDWIDTH
SATELLITE   BAND  TXDRS   REGION      MHZ      PERIOD
---------   ----  -----   ------   ---------   ------
Satmex 5     ***   ***      ***       ***        ***

SECOND.- SATMEX SERVICES

THE CLIENT agree to *** TRANSPONDER. *** THE CLIENT agrees to fulfill this ***. THE CLIENT agrees to pay SATMEX for the provisioning of such service, the price established in the clause Third herein (Rate and Term of Service) and to perform its other obligations hereunder.

The service provided under the Contract shall be provided during the *** as an international service of signal conduction via satellite, through the Mexican Satellite System, meeting the "Performance Parameters" (as set forth in Exhibit
A), as *** in the *** Band, and in the "NAFTA" region beam. The Space Segment Capacity initially shall consist of *** transponder on the Satmex 5 Satellite of *** each (the BASIC CAPACITY).

***  Confidential treatment requested by Satmex.


                                  CONFIDENTIAL
                                        2

(SATMEX LOGO)

                                       ***

THIRD.- RATE AND TERM OF SERVICE

Both parties agree that the following table defines the RATE CARD that applies for Satmex 5 and Satmex 6 satellites:

         QUANTITY
(TOTAL # OF MHZ EQUIVALENT     MONTHLY RATE     MONTHLY RATE
    TRANSPONDERS USED)       PER TRANSPONDER       PER MHZ
  IN SATMEX 5 & SATMEX 6      (U.S. DOLLARS)   (U.S. DOLLARS)
--------------------------   ---------------   --------------
            ***                    ***               ***

***

THE CLIENT agrees that it should pay SATMEX for the Satmex 5 services the minimum total amount of USD ***. This amount could be higher according to the RATE CARD

FORTH.- ***

                                       ***

                                       ***

          The term "CPI" shall mean the percentage increase (if any) in the Customer Price index-U.S. City Average (all items), as published by the Department of Labor, Bureau of Labor Statistics.

FIFTH - ***

                                       ***

***  Confidential treatment requested by Satmex.


                                  CONFIDENTIAL
                                        3

(SATMEX LOGO)

                                       ***

SIXTH.- PAYMENT OF THE SERVICE:

THE CLIENT shall pay SATMEX *** for the Space Segment Capacity Service calculated by applying the RATE CARD established in the Third Clause of this amendment

As of the "Execution Date" the billing of transponder will be made directly by *** to THE CLIENT and its payment shall be made directly by THE CLIENT to *** to the following bank account.

Bank name: ***
Bank Account #: ***
***
SWIFT CODE: ***

Payment by THE CLIENT to *** with respect to transponder *** shall be according to the same terms as for the other capacity leased by THE CLIENT from SATMEX hereunder. THE CLIENT and SATMEX acknowledge and agree that if THE CLIENT is delinquent in making payment to *** may take any such action in its own right, including but not limited to legal action, as it deems appropriate to collect payment, and SATMEX shall take such action as *** shall request to terminate, suspend, or disrupt THE CLIENT'S use of 15K transponder, consistent with the rights and remedies of SATMEX with respect to other capacity leased by THE CLIENT under the Agreement

SEVENTH.- TERM

The term of this Twelfth Amendment shall commence from the Execution Date and shall terminate ***

EIGHTH.- ***

                                       ***

NINTH.- NOTICES

***  Confidential treatment requested by Satmex.


                                  CONFIDENTIAL
                                        4

(SATMEX LOGO)

All notices to be provided under this Amendment shall be in writing and shall be delivered either (i) personally with the corresponding acknowledgment of receipt; (ii) by registered mail with acknowledgment of receipt; (iii) by an electronic fax transmission with confirmation via email; or (iii) by any electronic mean with acknowledgement of receipt, to the following addresses, fax numbers or e-mail addresses:

       TWELFTH AMENDMENT TO AGREEMENT 319-I DATED 1ST OF FEBRUARY OF 2006


                                  CONFIDENTIAL
                                        5

(SATMEX LOGO)

     If to THE CLIENT:

     HUGHES NETWORK SYSTEMS, INC.
     11717 Exploration Lane,
     Germantown MD 20876, USA
     Phone: +(301) 428 7064
     Fax: +(301) 548 1925
     E-Mail: kalinyak@hns.com
     Attn: Kenneth Kalinyak
           Senior Manager Satellite

     Billing Contact:

     HUGHES NETWORK SYSTEMS, INC.
     11717 Exploration Lane,
     Germantown MD 20876, USA
     Phone: +(301) 212 7818
     Fax: +(301) 428 1868
     E-Mail: satloukal@hns.com
     Attn: David Satloukal
           Vice-President Operations

     If to SATMEX:

     SATELITES MEXICANOS, S.A. DE C.V.
     Rodolfo Gaona No. 86, Piso 4.
     Colonia Lomas de Sotelo
     C.P. 11200, Mexico, Distrito Federal
     Phone: +(52 55) 26 29 58 04
     Fax: +(52 55) 26 29 58 92
     E-Mail: eric.perezgrovas@satmex.com
     Attn: Eric Perez Grovas Arechiga
           Sales Director

     Billing Contact:

     SATELITES MEXICANOS, S.A. DE C.V.
     Rodolfo Gaona No. 86, Piso 4
     Colonia Lomas de Sotelo,
     C.P. 11200, Miguel Hidalgo, Distrito Federal.
     Phone: +(52) 55 2629-5800 Ext. 717
            +(52) 55 2629-5843
     Fax: +(52) 55 2629-5890
     E-Mail: breal@satmex.com
             imata@satmex.com
     Attn: Blanca Real Herrera, o
           Ileana Mata Zuniga
           Billing and Collection Manager


                                  CONFIDENTIAL
                                        6

(SATMEX LOGO)

THE CLIENT shall notify SATMEX in writing of any modification to the information provided above, within the following five (5) days of any modification.

TENTH.- The Parties agree that no modification is possible in this Twelfth
     Amendment.

ELEVENTH.- For the application and interpretation of this agreement, the Parties decide to apply the Arbitration established in article 33 of the Contract

TWELFTH.- The Parties agree that except as specifically amended hereby the Agreement and all its amendments shall remain in full force and effect in accordance with its terms.

This Twelfth Amendment along is signed in counterparts, one copy remaining in possession of each party, in Mexico City, as of the Execution Date first written above.

FOR THE CLIENT                          FOR SATMEX


/s/ PHILIP K. O'BRIEN                   /s/ SERGIO MIGUEL ANGEL AUTREY MAZA
-------------------------------------   ----------------------------------------
PHILIP K. O'BRIEN                       SERGIO MIGUEL ANGEL AUTREY MAZA
VICE PRESIDENT                          CHIEF EXECUTIVE OFFICER

       TWELFTH AMENDMENT TO AGREEMENT 319-I DATED 1ST OF FEBRUARY OF 2006


                                  CONFIDENTIAL
                                        7